Exhibit 10.3

(MULTICURRENCY--CROSS BORDER)

                                    ISDA(R)

                 International Swap Dealers Association, Inc.

                               MASTER AGREEMENT

                         dated as of December 18, 2002

     Morgan Stanley Capital Services Inc. and MMCA Auto Owner Trust 2002-5

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:

1.       INTERPRETATION

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purposes of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.       OBLIGATIONS

(a)      General Conditions.

(i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

(iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)      Netting. If on any date amounts would otherwise be payable:--

(i)      in the same currency; and

(ii)     in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)               Deduction or Withholding for Tax.

(i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

(1)               promptly notify the other party ("Y") of such requirement;

(2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

(3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

(4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

(A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

(B)               the failure of a representation made by Y pursuant to
                  Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

(ii)              Liability. If:--

(1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under
                  Section 2(d)(i)(4);

(2)               X does not so deduct or withhold; and

(3) a liability resulting from such Tax is assessed directly against X,

                  then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.       REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a)      Basic Representations.

(i) Status. It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing;

(ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

(iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or inequity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.       AGREEMENTS

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

(i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

(ii)     any other documents specified in the Schedule or any Confirmation;
         and

(iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon' it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.       EVENTS OF DEFAULT AND TERMINATION EVENTS

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

(i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

(ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

(iii)    Credit Support Default.

(1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

(2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

(3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

(iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

(v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (l) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

(vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (l) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

(vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:--

              (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter;
              (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

(viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

(1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

(2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below, or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to (iv) below, or an Additional Termination Event if the event is specified pursuant to (v) below:--

(i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--

(1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

(2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

(ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of Interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

(iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of an Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

(iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

(v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.       EARLY TERMINATION

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)      Right to Terminate Following Termination Event.

(i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

(ii)     Transfer to Avoid Termination Event. If either an Illegality under
         Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

         If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

         Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

(iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under
                  Section 6(b)(i) on action to avoid that Termination Event.

(iv)              Right to Terminate. If:--

(1)               a transfer under Section 6(b)(ii) or an agreement under
                  Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

(2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party,

         either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)                        Effect of Designation.

(i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default, or Termination Event is then continuing.

(ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)                        Calculations.

(i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and
         (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

(ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount, is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation"or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

(i) Events of Default. If the Early Termination Date results from an Event of Default:--

(1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

(2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(ii) Termination Events. If the Early Termination Date results from a Termination Event:--

(1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

(2)                        Two Affected Parties. If there are two Affected
                           Parties:--

(A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

(B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

                  If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

(iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

(iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.       TRANSFER

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.       CONTRACTUAL CURRENCY

(a) Payment in the Contractual Currency. Each payment under this Agreement will he made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered (i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will he sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.       MISCELLANEOUS

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)      Counterparts and Confirmations.

(i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will he deemed an original.

(ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.      OFFICES; MULTIBRANCH PARTIES

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organization of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.      EXPENSES

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.      NOTICES

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

(i) if in writing and delivered in person or by courier, on the date it is delivered;

(ii) if sent by telex, on the date the recipient's answer back is received;

(iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

(iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

(v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.      GOVERNING LAW AND JURISDICTION

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

(i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

(ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14. DEFINITIONS

As used in this Agreement:--

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified the Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the Rate (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d) in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law)'that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorization, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule. "Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organized, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient, or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial center, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding, or at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out- of-pocket expenses referred to under
Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall he disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organized, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:--

(e) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(f) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basic swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions),
(b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by' the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 am. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency. Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

Morgan Stanley Capital Services Inc.          MMCA Auto Owner Trust 2002-5*
                  (Name of Party)                               (Name of Party)



By:  /s/ Renata C. Mulder                     By: /s/ Kathleen A. Pedelini
     Name:  Renata Cioth Mulder                   Name:   Kathleen A. Pedelini
     Title:Vice President                         Title:  Financial Services Officer
     Date: December 18, 2002                      Date: December 18, 2002

                                              * By: Wilmington Trust Company,
                                                     not in its individual capacity nor as a
                                                     principal to this Agreement, but
                                                     solely as Owner Trustee



                              Schedule - Page 18



                     SCHEDULE to the ISDA Master Agreement

                         Dated as of December 18, 2002

                                    between
                 Morgan Stanley CAPITAL SERVICES INC. ("MSCS")
                                      and
                  MMCA AUTO OWNER TRUST 2002-5 (the "Trust")


Part 1     Termination Provisions.

(a)        "Specified Entity" means:

           (i)    in relation to MSCS: Not Applicable.

           (ii)   in relation to the Trust: Not Applicable.

(b) "Specified Transaction" shall have the meaning specified in Section 14 of this Agreement.

(c) The "Breach of Agreement" provisions of Section 5(a)(ii) will not apply to MSCS or to the Trust.

(d) The "Credit Support Default" provisions of Section 5(a)(iii), if applicable, will apply to MSCS and will not apply to the Trust.

(e) The "Misrepresentation" provisions of Section 5(a)(iv) will not apply to MSCS or to the Trust.

(f) The "Default under Specified Transaction" provisions of Section 5(a)(v) will not apply to MSCS or to the Trust.

(g) The "Cross Default" provisions of Section 5(a)(vi) will not apply to MSCS or to the Trust.

(h) The "Merger Without Assumption" provisions of Section 5(a)(viii) will apply to MSCS and will apply to the Trust.

(i) The "Tax Event" provision of Section 5(b)(ii) will apply to MSCS and will not apply to the Trust, so that only the Trust may designate an Early Termination Date in respect of such event.

(j) The "Tax Event Upon Merger" provision of Section 5(b)(iii) will apply to MSCS and will not apply to the Trust, so that only the Trust may designate an Early Termination Date in respect of such event.

(k) The "Credit Event Upon Merger" provision in Section 5(b)(iv), will not apply to MSCS or to the Trust.

(l) The "Automatic Early Termination" provision of Section 6(a) will not apply to MSCS or to the Trust.

(m) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

           (i) Market Quotation will apply unless the Trust is the Non-defaulting Party or the party which is not the Affected Party, as the case may be, and the Trust enters into a replacement Transaction on or prior to the Early Termination Date, in which event Loss will apply.

           (ii) The Second Method will apply, provided, however, that pursuant to Section 2.8(f) of the Indenture, any payments payable by the Trust to MSCS hereunder in respect of the Class A Notes will be pari passu and pro rata with payments of interest made on the Class A Notes from Total Available Funds, any payments payable by the Trust to MSCS hereunder in respect of the Class B Notes will be pro rata with payments of interest made on the Class B Notes from Total Available Funds, and any payments payable by the Trust to MSCS hereunder in respect of the Class C Notes will be pro rata with payments of interest made on the Class C Notes from Total Available Funds.

(n)        "Termination Currency" means United States Dollars.

(o) "Additional Termination Event". The following shall constitute an Additional Termination Event:

           (i) Acceleration or Liquidation of the Notes. It shall be an Additional Termination Event with the Trust the sole Affected Party if MSCS or the Trust elects to terminate the Transactions (1) following an Event of Default as defined in
                  Section 5.1(i) or Section 5.1(ii) of the Indenture which has resulted in an acceleration of the Notes, provided such acceleration has not been rescinded and annulled pursuant to
                  Section 5.2(b) of the Indenture, or (2) upon a liquidation of the Trust Estate pursuant to Section 5.4(a)(iv) or
                  Section 5.4(b) of the Indenture. In such event, either MSCS or the Trust may, by not more than 20 days notice to the other party and provided such Additional Termination Event is continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions. If an event or circumstance which would constitute an Event of Default by MSCS under this Agreement gives rise to an Event of Default under the Indenture, it will be treated as an Event of Default by MSCS and not an Additional Termination Event.

           (ii) Amendments Made Without Consent of MSCS. It shall be an Additional Termination Event if any amendment or supplement to the Indenture or to any of the Receivables Transfer and Servicing Agreements which would materially adversely affect any of MSCS' rights or obligations under this Agreement or modify the obligations of, or impair the ability of the Trust to fully perform any of the Trust's obligations under, this Agreement is made without the consent of MSCS, which consent shall not be unreasonably withheld (in which case the Trust will be the Affected Party).

           (iii) Downgrade of Morgan Stanley. It shall be an Additional Termination Event with MSCS the Affected Party if:

                  (1) the long-term Credit Rating of Morgan Stanley from Moody's is withdrawn, suspended or falls to (but on credit watch with negative implications) or below "Aa3," if Morgan Stanley has a long-term rating only, or the long-term Credit Rating of Morgan Stanley from Moody's is withdrawn, suspended or falls to (but on credit watch with negative implications) or below "A1" or the short-term Credit Rating of Morgan Stanley from Moody's, if so rated by Moody's, falls to (but on credit watch with negative implications) or below "Prime-1," and, within 30 days of such suspension, withdrawal or downgrade MSCS shall fail to (a) deliver or post collateral in accordance with the Credit Support Annex, (b) assign its rights and obligations under this Agreement to a replacement counterparty that is a Swap Counterparty (as defined in the Indenture) or (c) establish other arrangements necessary (including, without limitation, causing an entity with ratings such that if MSCS or its Credit Support Provider had such ratings, this Additional Termination Event would not have occurred, to guarantee or provide an indemnity in respect of MSCS' or its Credit Support Provider's obligations under this Agreement in form and substance reasonably satisfactory to Moody's), if any, for Moody's to confirm in writing the ratings of the Notes that were in effect immediately prior to such suspension, withdrawal or downgrade; provided, however, that if at any time after the date hereof (i) the long-term Credit Rating of Morgan Stanley from Moody's is withdrawn, suspended or falls to or below "A2," if Morgan Stanley has a long-term rating only, or (ii) the long-term Credit Rating of Morgan Stanley from Moody's is withdrawn, suspended or falls to or below "A3" or the short-term Credit Rating of Morgan Stanley from Moody's, if so rated by Moody's, falls to or below "Prime-2," MSCS shall be required to assign its rights and obligations under this Agreement and all Transactions hereunder at no cost to the Trust to a party selected by the Trust (the "Substitute Party") within 30 days following the selection of a Substitute Party by the Trust; provided, further, that such an assignment will not comply with this provision unless (1) as of the date of such transfer neither the Substitute Party nor the Trust will be required to withhold or deduct on account of any Tax from any payments under this Agreement, (2) an Additional Termination Event or Event of Default does not occur under this Agreement as a result of such assignment, (3) the assignment will not give rise to a taxable event or any other adverse Tax consequences to the Trust or its interest holders, (4) the Substitute Party is a Swap Counterparty (as defined in the Indenture), (5) such notice is accompanied by a written instrument pursuant to which the Substitute Party acquires and assumes the rights and obligations of MSCS so assigned, and agrees that all other provisions of this Agreement that do not constitute rights or obligations shall (mutatis mutandis) apply to such Substitute Party as if such Substitute Party were MSCS hereunder, (6) MSCS will be responsible for any Stamp Taxes and any reasonable costs or expenses incurred by the Owner Trustee or the Trust in connection with such assignment, (7) such assignment satisfies the Rating Condition, and (8) payment has been made to MSCS by the Substitute Party or by MSCS to the Substitute Party (as applicable) of the Substitution Assignment Amount, or such lesser or greater amount as MSCS and such Substitute Party may agree;

                  (2) the short-term Credit Rating of Morgan Stanley is downgraded below "A-1" by S&P, and Morgan Stanley shall fail to (a) use reasonable efforts to assign (at its own cost or benefit) its rights and obligations under this Agreement to a replacement counterparty acceptable to the Trust and to S&P and
                         (b) if such an assignment has not occurred within 30 days of such downgrade, fail to deliver or post collateral reasonably acceptable to the Trust and sufficient to satisfy the Rating Agency Condition with respect to S&P (as designated in an approved Credit Support Annex) to secure its obligations under this Agreement; provided, that notwithstanding the posting of the collateral and the addition of the Credit Support Annex, Morgan Stanley shall continue to use reasonable efforts to assign its rights and obligations under this Agreement to a replacement counterparty; or

                  (3) the long-term or the short-term Credit Rating of Morgan Stanley is suspended or withdrawn or downgraded below "A" or "F1," respectively, by Fitch Ratings and, within 30 days of such suspension, withdrawal or downgrade MSCS shall fail to (a) deliver or post collateral reasonably acceptable to the Trust and acceptable to Fitch Ratings in amounts sufficient or in accordance with the standards of Fitch Ratings (as such standards may be modified while any Transaction is still outstanding), to secure its obligations under this Agreement, (b) assign its rights and obligations under this Agreement to a replacement counterparty reasonably acceptable to the Trust and to Fitch Ratings or (c) establish other arrangements necessary (including, without limitation, causing an entity with ratings such that if MSCS or its Credit Support Provider had such ratings, this Additional Termination Event would not have occurred, to guarantee or provide an indemnity in respect of MSCS' or its Credit Support Provider's obligations under this Agreement in form and substance reasonably satisfactory to Fitch Ratings), if any, in each case so that Fitch Ratings confirms in writing the ratings of the Notes that were in effect immediately prior to such suspension, withdrawal or downgrade.

Part 2     Tax Representations.

(a) Payer Tax Representations. For the purposes of Section 3(e) of this Agreement, MSCS and the Trust will each make the following representations to the other:

           It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, each party may rely on:

           (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

           (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement, and

           (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,

           provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)        Payee Tax Representations.

           (i) For the purpose of Section 3(f) of this Agreement, MSCS represents to the Trust that it is a corporation organized under the laws of the State of Delaware.

           (ii) For the purpose of Section 3(f) of this Agreement, the Trust represents to MSCS that it is a statutory trust organized and existing under the laws of the State of Delaware.

           (iii) MSCS represents that it is an exempt recipient under Treasury Regulation Section 1.6049-4(c)(1)(ii), and the Trust represents that it is wholly-owned by a "United States person" and disregarded as an entity separate from its owner for U.S. federal tax purposes.

Part 3    Documents to be delivered.

(a)       For the purpose of Section 4(a)(i), the documents to be delivered are:


        Party required to             Form/Document/                 Date by which to be                  Section 3(d)
        deliver document              Certificate                    delivered                            Representation

        MSCS                          An executed United             (i) Upon execution of this           Applicable
                                      States Internal Revenue        Agreement, (ii) promptly
                                      Service Form W-9 (or any       upon reasonable demand
                                      successor thereto).            by the other party and
                                                                     (iii) promptly upon
                                                                     learning that any such
                                                                     form previously provided
                                                                     by such party has become
                                                                     obsolete or incorrect.

(b) For the purposes of Section 4(a)(ii), the other documents to be delivered are as follows:

        Party required to             Form/Document/                  Date by which to be                   Section 3(d)
        deliver document              Certificate                     delivered                             Representation

        MSCS and the Trust            Evidence of the authority,      Upon or prior to the execution and    Applicable
                                      incumbency and specimen         delivery of this Agreement and,
                                      signature of each person        with respect to any Confirmation
                                      executing this Agreement or     upon request by the other party.
                                      any Confirmation, Credit
                                      Support Document or other
                                      document entered into in
                                      connection with this
                                      Agreement on its behalf or on
                                      behalf of a Credit Support
                                      Provider or otherwise, as the
                                      case may be.

        The Trust                     Certified copies of documents   As soon as practicable after the      Applicable
                                      evidencing each Party's         execution of this Agreement.
                                      capacity to execute and
                                      deliver this Agreement, the
                                      Confirmation and any Credit
                                      Support Document (if
                                      applicable), and to perform
                                      its obligations hereunder or
                                      thereunder as may be
                                      reasonably requested by the
                                      other party.

        MSCS                          A copy of the annual report     Promptly after request by the Trust.  Applicable
                                      of its Credit Support
                                      Provider, including annual
                                      audited financial statements
                                      of its Credit Support
                                      Provider prepared in
                                      accordance with generally
                                      accepted accounting
                                      principles in the country in
                                      which its Credit Support
                                      Provider is organized.

        The Trust                     Monthly reports to              On or prior to each Payment Date.     Applicable
                                      noteholders and to holders of
                                      the certificate (and all
                                      other such notices required
                                      to be given to noteholders
                                      and to holders of the
                                      certificate, as specified in
                                      the Indenture).

        MSCS and the Trust            A legal opinion in form and     On or prior to the Closing Date.      Not Applicable
                                      substance satisfactory to the
                                      other party.

        The Trust                     A copy of the executed          As soon as practical after the        Not Applicable
                                      Indenture and of each of        the Closing Date.
                                      Receivables Transfer and
                                      Servicing Agreements.

        MSCS and the Trust            Such other documents as the     Promptly upon request of the other    Not Applicable
                                      other party may reasonably      party.
                                      request.

Part 4     Miscellaneous.

(a) Address for Notices. For the purpose of Section 12(a) of this Agreement, the addresses for notices and communications to MSCS and the Trust shall be as follows:



           TO MSCS:

                     Morgan Stanley Capital Services Inc.
                     1585 Broadway, 3rd Floor
                     New York, New York 10036
                     Attention:  William C. Thum, Fixed Income Derivatives -
                                 Transaction Management Manager
                     Tel:  (212) 761-2533
                     Fax:  (212) 761-0162

                     Morgan Stanley
                     1221 Avenue of the Americas, 5th Floor
                     Legal Department
                     New York, New York 10020
                     Attention:  James Hill (Fixed Income Derivatives)
                     Tel:  (212) 762-6829
                     Fax:  (212) 762-8831

                     Morgan Stanley Capital Services Inc.
                     1585 Broadway, 2nd Floor
                     New York, New York 10036
                     Attention:  Fixed Income Derivatives -
                                 Corporate Derivatives Group Manager
                     Tel:  (212) 761-2522
                     Fax:  (212) 761-0268

           TO THE TRUST:

                     MMCA Auto Owner Trust 2002-5
                     c/o Wilmington Trust Company,
                        as Owner Trustee
                     Rodney Square North
                     1100 North Market Street
                     Wilmington, Delaware 19890-0001
                     Attention: Corporate Trust Administration
                     Tel:  (302) 651-1834
                     Fax:  (302) 651-1576

(b)        Process Agent. For the purposes of Section 13(c) of this Agreement:

           MSCS appoints as its Process Agent:  Not Applicable

           The Trust appoints as its Process Agent:  Not Applicable

(c) Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)        Multibranch Party. For purposes of Section 10(c) of this Agreement:

           (i)    MSCS is not a Multibranch Party.

           (ii)   The Trust is not a Multibranch Party.

(e)        The Calculation Agent shall be MSCS.

(f)        Credit Support Documents.

           "Credit Support Document" means a credit support annex, if any, and any other document which by its terms secures, guarantees or otherwise supports either or both parties' obligations under this Agreement, including, but not limited to, the guarantee of Morgan Stanley.

(g)        Credit Support Provider.

           Credit Support Provider means, in relation to MSCS, Morgan Stanley.

           Credit Support Provider means, in relation to the Trust, Not Applicable.

(h) Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York (without reference to its choice of law doctrine) except that the capacity, power or authority of the Trust to enter into this Agreement and any issue relating to the interpretation of the Trust's Trust Agreement will be governed and construed in accordance with the laws of the State of Delaware.

(i) "Affiliate" will have the meaning specified in Section 14 of this Agreement, but as to the Trust, "Affiliate" will not include the Owner Trustee, the Indenture Trustee or MMCA and as to MSCS, "Affiliate" shall not include Morgan Stanley Derivative Products Inc.

Part 5     Other Provisions.

(a)        Representations.

           (i) Non-Reliance, Etc. Each party will be deemed to represent to the other party on the date that it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

                  (1) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered to be investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

                  (2) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts the terms and conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

                  (3) Status of Parties. The other party is not acting as a fiduciary for or adviser to it in respect of that Transaction.

           (ii) Commodity Exchange Act. Each party represents to the other party on and as of the date hereof and on each date on which a Transaction is entered into between them that:

                  (1) each Transaction is intended to be exempt from, or otherwise not subject to regulation under, the Commodity Exchange Act; and

                  (2) such party is an "eligible contract participant" within the meaning of the United States Commodity Exchange Act.

(b)        Consent to Recording.

           Each party consents to the recording of the telephone conversations of trading and marketing and/or other personnel of the parties and their Affiliates in connection with this Agreement.

(c) Section 3(a)(iii) is hereby amended by inserting the words "or investment policies, guidelines, procedures or restrictions" immediately following the word "documents".

(d)        Tax Provisions.

           (i) The definition of Tax Event, Section 5(b)(ii), is hereby modified by adding the following provision at the end thereof:

                  "provided, however, that for purposes of clarification, the parties acknowledge that the introduction or proposal of legislation shall not, in and of itself, give rise to a presumption that a Tax Event has occurred."

           (ii) The Trust will not be required to pay additional amounts in respect of an Indemnifiable Tax or be under any obligation to pay to MSCS any amount in respect of any liability of MSCS for or on account of any Tax.

(e)        No Set Off.

           Notwithstanding any setoff right contained in any other agreement between the Trust or any Affiliate or Credit Support Provider of the Trust, on the one hand, and MSCS or any Affiliate or Credit Support Provider of the Trust, on the other, whether now in existence or hereafter entered into unless such agreement shall specifically refer to this paragraph (e), each party agrees that all payments required to be made by it under this Agreement shall be made without setoff or counterclaim for, and that it shall not withhold payment or delivery under this Agreement in respect of, any default by the other party or any Affiliate or Credit Support Provider of the other party under any such other agreement or any amount relating to any such other agreement. For purposes of this paragraph (e), "Affiliate" shall have the meaning specified in
           Section 14 of this Agreement.

(f)        Additional Acknowledgments and Agreements of the Parties.

(i) Financial Statements. Notwithstanding Section 5(a)(ii), the failure of either party to deliver any financial statement or monthly report referenced in Part 3 of this Schedule shall not constitute an Event of Default under
           Section 5(a)(ii).

           (ii) Bankruptcy Code. Without limiting the applicability, if any, of any other provision of the U.S. Bankruptcy Code as amended (the "Bankruptcy Code") (including without limitation Sections 362, 546, 556, and 560 thereof and the applicable definitions in Section 101 thereof), the parties acknowledge and agree that all Transactions entered into hereunder will constitute "forward contracts" or "swap agreements" as defined in Section 101 of the Bankruptcy Code or "commodity contracts" as defined in Section 761 of the Bankruptcy Code, that the rights of the parties under
                  Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, pledge, or similar agreement related hereto will constitute a "margin payment" as defined in Section 101 of the Bankruptcy Code, and that the parties are entities entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

           (iii) Regarding MSCS. MSCS represents that the description of MSCS as set forth on page 47 of the Prospectus dated December 10, 2002 has been furnished and approved by MSCS and is true and correct as of the date hereof.

           (iv) Non-Petition. MSCS covenants and agrees that it will not, prior to the date which is one year and one day following the payment in full of all of the Notes and the Certificate and the expiration of all applicable preference periods under the United States Bankruptcy Code or other applicable law relating to any such payment, acquiesce, petition or otherwise invoke the process of any governmental or judicial authority for the purpose of commencing a case (whether voluntary or involuntary), cause any other person to commence a case or join any other person in commencing a case against the Trust under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Trust. MSCS agrees that it has recourse against the Trust only to the extent of the assets of the Trust and the proceeds thereof, and any claims against the Trust shall be extinguished when the assets of the Trust are exhausted.

           (v) Transfer. Notwithstanding the provisions of Section 7, MSCS may assign its rights and delegate its obligations under any Transaction, in whole or in part, to any Affiliate of MSCS (an "Assignee"), effective (the "Effective Transfer Date") upon delivery to the Trust of both (a) an executed acceptance and assumption by the Assignee of the transferred obligations of MSCS under the Transaction(s) (the "Transferred Obligations"); and (b) an executed guarantee of Morgan Stanley of the Transferred Obligations substantially identical to the Credit Support Document with respect to MSCS; provided that (x) no such transfer to an Assignee shall occur if (i) the Trust shall, as a result of such transfer, be required to pay to MSCS or the Assignee an amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) greater than the amount in respect of which the Trust would have been required to pay to MSCS in the absence of such transfer; (ii) MSCS or the Assignee shall, as a result of such transfer, be required to withhold or deduct on account of a Tax under Section 2(d)(i) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) an amount in excess of that which MSCS would have been required to withhold or deduct in the absence of such transfer, unless the Assignee would be required to make additional payments pursuant to Section 2(d)(i)(4) corresponding to such excess; or (iii) an Event of Default, Potential Event of Default or Termination Event would occur hereunder as a result of such transfer; (y) MSCS shall pay any fees and expenses incurred by or on the part of either party as a result of such transfer; and (z) no such transfer to an Assignee shall occur unless the Rating Agencies confirm in writing that such transfer will not cause the reduction, suspension or withdrawal of their then current rating on any of the Notes.

                  On the Effective Transfer Date, (a) MSCS shall be released from all obligations and liabilities arising under the Transferred Obligations; and (b) the Transferred Obligations shall cease to be Transaction(s) under this Agreement and shall be deemed to be Transaction(s) under the ISDA Master Agreement between the Assignee and the Trust, provided that, if, on the Effective Transfer Date, the Assignee and the Trust have not entered into an ISDA Master Agreement, the Assignee and the Trust shall be deemed to have entered into an ISDA Master Agreement that is substantially identical to this Agreement, including this Schedule. At least 10 Business Days prior to any such transfer MSCS shall notify the Trust in writing of its intent to transfer its rights and delegate its obligations hereunder in accordance with the terms hereof, and shall state in writing that such transfer shall conform to the requirements of this Part 5(f)(v), whereupon the Trust shall promptly notify each Rating Agency of such transfer.

           (vi) The Trust Pledge. Notwithstanding Section 7 of this Agreement to the contrary, MSCS acknowledges that the Trust will pledge its rights under this Agreement to the Indenture Trustee (as defined in the Indenture) for the benefit of the Noteholders (as defined in the Indenture) pursuant to the Indenture and agrees to such pledge. The Indenture Trustee shall not be deemed to be a party to this Agreement, provided, however, that the Indenture Trustee, acting on behalf of the holders of the Notes, shall have the right to enforce this Agreement against MSCS. MSCS shall be entitled to rely on any notice or communication from the Indenture Trustee to that effect. MSCS acknowledges that the Trust will pledge substantially all its assets to the Indenture Trustee for the benefit of the Noteholders and MSCS and that all payments hereunder, including payments on early termination, will be made in accordance with the priority of payment provisions of the Indenture and the Sale and Servicing Agreement and on the Payment Dates specified therein.

           (vii) Limited Recourse. The liability of the Trust in relation to this Agreement and any Transaction hereunder is limited in recourse to the assets of the Trust and proceeds thereof applied in accordance with the Indenture and the Sale and Servicing Agreement. With respect to any amounts payable to MSCS by the Trust under this Agreement, such amounts shall be limited to the Total Available Funds as provided in and subject to Section 2.8(a) of the Indenture. Upon exhaustion of the assets of the Trust and proceeds thereof in accordance with the Indenture and the Sale and Servicing Agreement, MSCS shall not be entitled to take any further steps against the Trust to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished. No recourse may be taken for the payment of any amount owing in respect of any obligation of, or claim against, the Trust arising out of or based upon this Agreement or any Transaction hereunder against any holder of a beneficial interest, employee, officer or Affiliate thereof and no recourse shall be taken for the payment of any amount owing in respect of any obligation of, or claim against, the Trust based upon or arising out of this Agreement against the Administrator, the Seller, the Servicer, the Indenture Trustee, the Owner Trustee or any stockholder, holder of a beneficial interest, employee, officer, director, incorporator or Affiliate thereof; provided, however, that the foregoing shall not relieve any such person or entity from any liability they might otherwise have as a result of willful misconduct, bad faith or negligence.

                  In furtherance of and not in derogation of the foregoing, MSCS acknowledges and agrees that it shall have no right, title or interest hereunder in or to the Other Assets of the Seller. To the extent that, notwithstanding the agreements and provisions contained in the preceding paragraph, MSCS either (i) asserts hereunder an interest or claim to, or benefit from, Other Assets, or (ii) is deemed hereunder to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy
                  Code), then MSCS further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full, which, under the terms of the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Seller), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. The Trust further acknowledges and agrees that no adequate remedy at law exists for a breach of this Part 5(f)(vii) and the terms of this Part 5(f)(vii) may be enforced by an action for specific performance. The provisions of this Part 5(f)(vii) shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Agreement.

           (viii) No Amendment without Prior Confirmation by Rating Agencies.
                  Section 9(b) of this Agreement is hereby amended by adding the following at the end of such Section: ", and unless the Rating Agencies confirm in writing that such amendment will not cause the reduction, suspension or withdrawal of their then current rating on any of the Notes, unless such amendment clarifies any term or provision, corrects any inconsistency, cures any ambiguity, or corrects any typographical error in the Agreement."

           (ix) Consent by MSCS to Amendments to Certain Documents. Before any amendment or supplement is made to the Receivables Transfer and Servicing Agreements or to the Indenture which would adversely affect any of MSCS' rights or obligations under this Agreement or modify the obligations of, or impair the ability of the Trust to fully perform any of the Trust's obligations under, this Agreement, the Trust shall provide MSCS with a copy of the proposed amendment or supplement and shall obtain the consent of MSCS to such amendment or supplement prior to its adoption, which consent shall not be unreasonably withheld; provided that so long as a copy of the proposed amendment or supplement has been delivered in accordance with Section 12 of the Agreement to each of the parties listed in Part 4(a) (Address for Notices) with respect to MSCS and makes clear that MSCS has no longer than 10 Business Days to object to such amendment or supplement, MSCS' consent will be deemed to have been given if MSCS does not object in writing within 10 Business Days of receipt of a written request for such consent.

           (x) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement; provided, however, that this severability provision shall not be applicable if any provision of
                  Section 1, 2, 5, 6 or 13 (or any definition or provision in
                  Section 14 to the extent it relates to, or is used in connection with, any such Section) shall be so held to be invalid or unenforceable.

(g) Waiver of Right to Trial by Jury. Each of the parties hereby irrevocably waives any and all right to a trial by jury with respect to any legal proceeding arising out of or relating to this Agreement or any Transaction.

(h) Limited Transactions. MSCS and the Trust each agrees and acknowledges that the only Transactions that are or will be governed by this Agreement are the Transactions evidenced by the Confirmation dated the date hereof.

(i) Notices to Noteholders. The Trust shall provide MSCS with copies of all notices required to be given to the holders of the Notes, and upon request, shall provide MSCS with any other notices which could be requested by the holders of the Notes.

(j)        Further Representations of the Trust:

           (i) The Class A Notes are rated "Aaa" by Moody's, "AAA" by S&P and "AAA" by Fitch Ratings, the Class B Notes are rated "Aa2" by Moody's, "AA" by S&P and "AA" by Fitch Ratings, and the Class C Notes are rated "A2" by Moody's, "A" by S&P and "A" by Fitch Ratings as to the timely payment of interest and principal and without regard to third party credit enhancement.

           (ii) All conditions precedent to the issuance of the Notes under the Indenture have been satisfied.

           (iii) Each of the documents to which it is a party has been duly authorized, executed and delivered by it.

           (iv) Assuming the due authorization, execution and delivery thereof by the other parties thereto, each of the Indenture and the other documents to which the Trust is a party constitutes the legal, valid and binding obligations of the Trust, enforceable against the Trust in accordance with the terms thereof, subject to applicable bankruptcy, insolvency and similar laws or legal principles affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

           (v) The Indenture and the other documents to which the Trust is a party are in full force and effect on the date hereof and there have been no amendments or waivers or modifications of any of the terms thereof since the original execution and delivery of the Indenture and the other documents to which the Trust is a party, except such as may have been delivered to the Trust.

           (vi) To the best of its knowledge no event of default or event which would with the passage of time or the giving of notice constitute an event of default has occurred and is continuing under any of the documents to which the Trust is a party.

(k) Immunity of Persons Related to the Trust. No representation or agreement contained in this Agreement shall be deemed to be the covenant or agreement of any trustee, officer, attorney, agent or employee of the Trust, MMCA, any Affiliate thereof or any Credit Support Provider thereof in an individual capacity.

(l) Limitation of Trustee's Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually nor as a party to this Agreement, but solely as Owner Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company, but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability of Wilmington Trust Company, individually, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any person claiming by, through or under such parties and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness of the Trust or expenses of MSCS or the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant, made or undertaken by the Trust under this Agreement.

(m) Netting of Payments. Clause (ii) of Section 2(c) will not apply to any amounts payable with respect to Transactions from the date of this Agreement.

(n) Additional Swap Agreements. The Trust agrees that it will not enter into additional swap agreements (other than any swap agreement in replacement of any Transaction hereunder) without (i) the express prior written consent of MSCS, which consent shall not be unreasonably withheld and (ii) Rating Agency Confirmation.

(o) Notices. Section 12(a) is amended by adding in the third line thereof after the phrase "messaging system" and before the ")" the words, "; provided, however, any such notice or other communication may be given by facsimile transmission if telex is unavailable, no telex number is supplied to the party providing notice, or if answer back confirmation is not received from the party to whom the telex is sent."

(p)        Additional Definitions.

                     "Administration Agreement" means the Administration Agreement, dated as of December 1, 2002, as amended, supplemented or otherwise modified and in effect, by and among the Trust, MMCA, and Bank of Tokyo-Mitsubishi Trust Company.

                     "Administrator" shall have the meaning assigned thereto in the Administration Agreement.

                     "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, New York, Wilmington, Delaware or Los Angeles, California are authorized or obligated by law, regulation or executive order to remain closed.

                     "Certificate" means the Certificate issued by the Trust pursuant to the Trust Agreement.

                     "Class A Notes" means the Class A-2 Notes, the Class A-3 and the Class A-4 Notes, collectively.

                     "Class A-2 Notes" means the Class A-2 Notes issued by the Trust pursuant to the Indenture.

                     "Class A-3 Notes" means the Class A-3 Notes issued by the Trust pursuant to the Indenture.

                     "Class A-4 Notes" means the Class A-4 Notes issued by the Trust pursuant to the Indenture.

                     "Class B Notes" means the Class B Notes issued by the Trust pursuant to the Indenture.

                     "Class C Notes" means the Class C Notes issued by the Trust pursuant to the Indenture.

                     "Closing Date" means December 18, 2002.

                     "Credit Rating" means, with respect to MSCS, the issuer rating of the head office of Morgan Stanley without regard to whether or not such rating is under review with positive or negative implications.

                     "Fitch Ratings" means Fitch, Inc., doing business as Fitch Ratings.

                     "Indenture" means the Indenture, dated as of December 1, 2002, as amended, supplemented or otherwise modified and in effect, between the Trust and Bank of Tokyo-Mitsubishi Trust Company, as Indenture Trustee.

                     "Indenture Trustee" means Bank of Tokyo-Mitsubishi Trust Company, or any successor or replacement thereto pursuant to the Indenture.

                     "MMCA" means Mitsubishi Motors Credit of America, Inc.

                     "Moody's" means Moody's Investors Service, Inc.

                     "Notes" means the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes issued by the Trust pursuant to the Indenture.

                     "Other Assets" means any assets (or interests therein) (other than the receivables and related property conveyed to the Trust pursuant to the Sale and Servicing Agreement) conveyed or purported to be conveyed by the Seller to another Person or Persons other than MSCS, whether by way of a sale, capital contribution or by virtue of the granting of a lien.

                     "Owner Trustee" means Wilmington Trust Company, a Delaware Banking Corporation, not in its individual capacity nor as a principal to this Agreement, but solely as Owner Trustee under the Trust Agreement, its successors in interest and any successor trustee under the Trust Agreement.

                     "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

                     "Payment Date" means the 15th day of each month or, if such day is not a Business Day, the immediately following Business Day, commencing January 15, 2003.

                     "Purchase Agreement" means the Purchase Agreement, dated as of December 1, 2002, as from time to time amended, supplemented or otherwise modified and in effect, between MMCA and MMCA Auto Receivables Trust II.

                     "Rating Agencies" means Moody's, S&P or Fitch Ratings, or any substitute rating agency that the Seller (as defined in the Indenture) requests to rate the Notes.

                     "Rating Agency Confirmation" means, with respect to any action, that each Rating Agency shall have been given prior written notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer, the Indenture Trustee and the Owner Trustee in writing that such action shall not result in a reduction or withdrawal of the then current rating assigned to any Class of Notes.

                      "Receivables Transfer and Servicing Agreements" means, collectively, the Purchase Agreement, the Sale and Servicing Agreement, the Trust Agreement and the Administration Agreement.

                     "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

                     "Sale and Servicing Agreement" means the Sale and Servicing Agreement, dated as of December 1, 2002, as amended, supplemented or otherwise modified and in effect, by and among the Trust, MMCA Auto Receivables Trust II, as seller, and MMCA, as servicer.

                     "Seller" means MMCA Auto Receivables Trust II.

                     "Servicer" means MMCA, in its capacity as Servicer under the Sale and Servicing Agreement and each successor thereto appointed and acting pursuant to the Sale and Servicing Agreement.

                     "Substitution Assignment Amount" shall be calculated in accordance with the Market Quotation method as if the date of determination were an Early Termination Date for which all Transactions were Affected Transactions and the Trust were the sole Affected Party; provided, however, that for purposes of Part 1(o), Market Quotation shall mean, in the event that fewer than three quotations are provided, the average of the quotations provided.

                     "Total Available Funds" has the meaning as set forth in the Sale and Servicing Agreement.

                     "Trust Agreement" means the Amended and Restated Trust Agreement, dated as of December 1, 2002, as amended, supplemented or otherwise modified and in effect, by and among MMCA Auto Receivables Trust II, as depositor, and Wilmington Trust Company, as owner trustee.

                     "Trust Estate" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Noteholders and the Swap Counterparties (including, without limitation, all property and interests granted to the Indenture Trustee), including all proceeds thereof.




                         IN WITNESS WHEREOF, the parties have executed this
Schedule to the Master Agreement on the respective dates specified below with effect from the date specified on the first page of this document.


MORGAN STANLEY CAPITAL                                MMCA AUTO OWNER TRUST 2002-5
SERVICES INC.
                                                      By:          WILMINGTON TRUST COMPANY,
                                                                   not in its individual capacity
                                                                   nor as a principal to this
                                                                   Agreement, but solely as Owner
                                                                   Trustee



By: /s/ Renata C. Mulder                              By: /s/ Kathleen A. Pedelini
    -----------------------------                         ------------------------------------
    Name: Renata Cioth Mulder                             Name:  Kathleen A. Pedelini
    Title: Vice President                                 Title:  Financial Services Officer






(Bilateral Form)                (ISDA Agreements Subject to New York Law Only)

                                    ISDA(R)
             International Swaps and Derivatives Association, Inc.

                             CREDIT SUPPORT ANNEX
                            to the Schedule to the

                             ISDA MASTER AGREEMENT

                         dated as of December 18, 2002

                                    between

                 MORGAN STANLEY CAPITAL SERVICES INC. ("MSCS")

                                      and

                  MMCA AUTO OWNER TRUST 2002-5 (the "Trust")

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:--

Paragraph 1. Interpretation

(a) Definitions and Inconsistency. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b) Secured Party and Pledgor. All references in this Annex to the "Secured Party" will be to either party when acting in that capacity and all corresponding references to the "Pledgor" will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

Paragraph 2. Security Interest

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

Paragraph 3. Credit Support Obligations

(a) Delivery Amount. Subject to Paragraphs 4 and 5, upon a demand made by the Secured Party on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Pledgor's Minimum Transfer Amount, then the Pledgor will Transfer to the Secured Party Eligible Credit Support having a Value as of the date of Transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "Delivery Amount" applicable to the Pledgor for any Valuation Date will equal the amount by which:

    (i)  the Credit Support Amount

    exceeds

    (ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b) Return Amount. Subject to Paragraphs 4 and 5, upon a demand made by the Pledgor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Secured Party's Minimum Transfer Amount, then the Secured Party will Transfer to the Pledgor Posted Credit Support specified by the Pledgor in that demand having a Value as of the date of Transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "Return Amount" applicable to the Secured Party for any Valuation Date will equal the amount by which:

    (i) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds

    (ii) the Credit Support Amount.

"Credit Support Amount" means, unless otherwise specified in Paragraph 13, for any Valuation Date (i) the Secured Party's Exposure for that Valuation Date plus (ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all Independent Amounts applicable to the Secured Party, if any, minus (iv) the Pledgor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

Paragraph 4. Conditions Precedent, Transfer Timing, Calculations and
             Substitutions

(a) Conditions Precedent. Each Transfer obligation of the Pledgor under Paragraphs 3 and 5 and of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

     (i) no Event of Default, Potential Event of Default or Specified Condition has occurred and is continuing with respect to the other party; and

     (ii) no Early Termination Date for which any unsatisfied payment obligations exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party.

(b) Transfer Timing. Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter.

(c) Calculations. All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).

(d) Substitutions.

    (i) Unless otherwise specified in Paragraph 13, upon notice to the Secured Party specifying the items of Posted Credit Support to be exchanged, the Pledgor may, on any Local Business Day, Transfer to the Secured Party substitute Eligible Credit Support (the "Substitute Credit Support"); and

    (ii) subject to Paragraph 4(a), the Secured Party will Transfer to the Pledgor the items of Posted Credit Support specified by the Pledgor in its notice not later than the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, unless otherwise specified in Paragraph 13 (the "Substitution Date"); provided that the Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the date of Transfer of that Posted Credit Support equal to the Value as of that date of the Substitute Credit Support.

Paragraph 5. Dispute Resolution

If a party (a "Disputing Party") disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (2) subject to Paragraph 4(a), the appropriate party will Transfer the undisputed amount to the other party not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (3) the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then:

    (i) In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

         (A) utilizing any calculations of Exposure for the Transactions (or Swap Transactions) that the parties have agreed are not in dispute;

         (B) calculating the Exposure for the Transactions (or Swap Transactions) in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction (or Swap Transaction), then fewer than four quotations may be used for that Transaction (or Swap Transaction); and if no quotations are available for a particular Transaction (or Swap Transaction), then the Valuation Agent's original calculations will be used for that Transaction (or Swap Transaction); and

         (C) utilizing the procedures specified in Paragraph 13 for calculating the Value, if disputed, of Posted Credit Support.

    (ii) In the case of a dispute involving the Value of any Transfer of Eligible Credit Support or Posted Credit Support, the Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraphs 4(a) and 4(b), make the appropriate Transfer.

Paragraph 6. Holding and Using Posted Collateral

(a) Care of Posted Collateral. Without limiting the Secured Party's rights under Paragraph 6(c), the Secured Party will exercise reasonable care to assure the safe custody of all Posted Collateral to the extent required by applicable law, and in any event the Secured Party will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property. Except as specified in the preceding sentence, the Secured Party will have no duty with respect to Posted Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining thereto.

(b) Eligibility to Hold Posted Collateral; Custodians.

    (i) General. Subject to the satisfaction of any conditions specified in Paragraph 13 for holding Posted Collateral, the Secured Party will be entitled to hold Posted Collateral or to appoint an agent (a "Custodian") to hold Posted Collateral for the Secured Party. Upon notice by the Secured Party to the Pledgor of the appointment of a Custodian, the Pledgor's obligations to make any Transfer will be discharged by making the Transfer to that Custodian. The holding of Posted Collateral by a Custodian will be deemed to be the holding of that Posted Collateral by the Secured Party for which the Custodian is acting.

    (ii) Failure to Satisfy Conditions. If the Secured Party or its Custodian fails to satisfy any conditions for holding Posted Collateral, then upon a demand made by the Pledgor, the Secured Party will, not later than five Local Business Days after the demand, Transfer or cause its Custodian to Transfer all Posted Collateral held by it to a Custodian that satisfies those conditions or to the Secured Party if it satisfies those conditions.

    (iii) Liability. The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c) Use of Posted Collateral. Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3, 4(d)(ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting Party or an Affected Party with respect to a Specified Condition and no Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code, have the right to:

    (i) sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Posted Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

    (ii) register any Posted Collateral in the name of the Secured Party, its Custodian or a nominee for either.

For purposes of the obligation to Transfer Eligible Credit Support or Posted Credit Support pursuant to Paragraphs 3 and 5 and any rights or remedies authorized under this Agreement, the Secured Party will be deemed to continue to hold all Posted Collateral and to receive Distributions made thereon, regardless of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

(d) Distributions and Interest Amount

    (i) Distributions. Subject to Paragraph 4(a), if the Secured Party receives or is deemed to receive Distributions on a Local Business Day, it will Transfer to the Pledgor not later than the following Local Business Day any Distributions it receives or is deemed to receive to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).

    (ii) Interest Amount. Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor at the times specified in Paragraph 13 the Interest Amount to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose). The Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

Paragraph 7. Events of Default

For purposes of Section 5(a)(iii)(1) of this Agreement, an Event of Default will exist with respect to a party if:

    (i) that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral, Posted Collateral or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

    (ii) that party fails to comply with any restriction or prohibition specified in this Annex with respect to any of the rights specified in Paragraph 6(c) and that failure continues for five Local Business Days after notice of that failure is given to that party; or

    (iii) that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs 7(i) and 7(ii) and that failure continues for 30 days after notice of that failure is given to that party.

Paragraph 8. Certain Rights and Remedies

(a) Secured Party's Rights and Remedies. If at any time (1) an Event of Default or Specified Condition with respect to the Pledgor has occurred and is continuing or (2) an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Pledgor, then, unless the Pledgor has paid in full all of its Obligations that are then due, the Secured Party may exercise one or more of the following rights and remedies:

    (i) all rights and remedies available to a secured party under applicable law with respect to Posted Collateral held by the Secured Party;

    (ii) any other rights and remedies available to the Secured Party under the terms of Other Posted Support, if any;

    (iii) the right to Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

    (iv) the right to liquidate any Posted Collateral held by the Secured Party through one or more public or private sales or other dispositions with such notice, if any, as may be required under applicable law, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor (with the Secured Party having the right to purchase any or all of the Posted Collateral to be sold) and to apply the proceeds (or the Cash equivalent thereof) from the liquidation of the Posted Collateral to any amounts payable by the Pledgor with respect to any Obligations in that order as the Secured Party may elect.

Each party acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and, accordingly, the Pledgor is not entitled to prior notice of any sale of that Posted Collateral by the Secured Party, except any notice that is required under applicable law and cannot be waived.

(b) Pledgor's Rights and Remedies. If at any time an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then (except in the case of an Early Termination Date relating to less than all Transactions (or Swap Transactions) where the Secured Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

    (i) the Pledgor may exercise all rights and remedies available to a pledgor under applicable law with respect to Posted Collateral held by the Secured
           Party;

    (ii) the Pledgor may exercise any other rights and remedies available to the Pledgor under the terms of Other Posted Support, if any;

    (iii) the Secured Party will be obligated immediately to Transfer all Posted Collateral and the Interest Amount to the Pledgor; and

    (iv) to the extent that Posted Collateral or the Interest Amount is not so Transferred pursuant to (iii) above, the Pledgor may:

         (A) Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

         (B) to the extent that the Pledgor does not Set-off under (iv)(A) above, withhold payment of any remaining amounts payable by the Pledgor with respect to any Obligations, up to the Value of any remaining Posted Collateral held by the Secured Party, until that Posted Collateral is Transferred to the Pledgor.

(c) Deficiencies and Excess Proceeds. The Secured Party will Transfer to the Pledgor any proceeds and Posted Credit Support remaining after liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b) after satisfaction in full of all amounts payable by the Pledgor with respect to any Obligations; the Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b).

(d) Final Returns. When no amounts are or thereafter may become payable by the Pledgor with respect to any Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will Transfer to the Pledgor all Posted Credit Support and the Interest Amount, if any.

Paragraph 9. Representations

Each party represents to the other party (which representations will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

    (i) it has the power to grant a security interest in and lien on any Eligible Collateral it Transfers as the Pledgor and has taken all necessary actions to authorize the granting of that security interest and lien;

    (ii) it is the sole owner of or otherwise has the right to Transfer all Eligible Collateral it Transfers to the Secured Party hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2;

    (iii) upon the Transfer of any Eligible Collateral to the Secured Party under the terms of this Annex, the Secured Party will have a valid and perfected first priority security interest therein (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the Transfer of that Eligible Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

    (iv) the performance by it of its obligations under this Annex will not result in the creation of any security interest, lien or other encumbrance on any Posted Collateral other than the security interest and lien granted under Paragraph 2.

Paragraph 10. Expenses

(a) General. Except as otherwise provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection with performing its obligations under this Annex and neither party will be liable for any costs and expenses incurred by the other party in connection herewith.

(b) Posted Credit Support. The Pledgor will promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Posted Credit Support held by the Secured Party upon becoming aware of the same, regardless of whether any portion of that Posted Credit Support is subsequently disposed of under Paragraph 6(c), except for those taxes, assessments and charges that result from the exercise of the Secured Party's rights under Paragraph 6(c).

(c) Liquidation/Application of Posted Credit Support. All reasonable costs and expenses incurred by or on behalf of the Secured Party or the Pledgor in connection with the liquidation and/or application of any Posted Credit Support under Paragraph 8 will be payable, on demand and pursuant to the Expenses Section of this Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

Paragraph 11. Miscellaneous

(a) Default Interest. A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the Interest Amount will be obligated to pay the Pledgor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value of the items of property that were required to be Transferred, from (and including) the date that Posted Collateral or Interest Amount was required to be Transferred to (but excluding) the date of Transfer of that Posted Collateral or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) Further Assurances. Promptly following a demand made by a party, the other party will execute, deliver, file and record any financing statement, specific assignment or other document and take any other action that may be necessary or desirable and reasonably requested by that party to create, preserve, perfect or validate any security interest or lien granted under Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with respect to Posted Credit Support or an Interest Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

(c) Further Protection. The Pledgor will promptly give notice to the Secured Party of, and defend against, any suit, action, proceeding or lien that involves Posted Credit Support Transferred by the Pledgor or that could adversely affect the security interest and lien granted by it under Paragraph 2, unless that suit, action, proceeding or lien results from the exercise of the Secured Party's rights under Paragraph 6(c).

(d) Good Faith and Commercially Reasonable Manner. Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(e) Demands and Notices. All demands and notices made by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f) Specifications of Certain Matters. Anything referred to in this Annex as being specified in Paragraph 13 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

Paragraph 12. Definitions

As used in this Annex:--

"Cash" means the lawful currency of the United States of America.

"Credit Support Amount" has the meaning specified in Paragraph 3.

"Custodian" has the meaning specified in Paragraphs 6(b)(i) and 13.

"Delivery Amount" has the meaning specified in Paragraph 3(a).

"Disputing Party" has the meaning specified in Paragraph 5.

"Distributions" means with respect to Posted Collateral other than Cash, all principal, interest and other payments and distributions of cash or other property with respect thereto, regardless of whether the Secured Party has disposed of that Posted Collateral under Paragraph 6(c). Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Posted Collateral or, with respect to any Posted Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

"Eligible Collateral" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"Eligible Credit Support" means Eligible Collateral and Other Eligible Support.

"Exposure" means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions) were being terminated as of the relevant Valuation Time; provided that Market Quotation will be determined by the Valuation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"Independent Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Interest Amount" means, with respect to an Interest Period, the aggregate sum of the amounts of interest calculated for each day in that Interest Period on the principal amount of Posted Collateral in the form of Cash held by the Secured Party on that day, determined by the Secured Party for each such day as follows:

         (x) the amount of that Cash on that day; multiplied by

         (y) the Interest Rate in effect for that day; divided by

         (z) 360.

"Interest Period" means the period from (and including) the last Local Business Day on which an Interest Amount was Transferred (or, if no Interest Amount has yet been Transferred, the Local Business Day on which Posted Collateral in the form of Cash was Transferred to or received by the Secured Party) to (but excluding) the Local Business Day on which the current Interest Amount is to be Transferred.

"Interest Rate" means the rate specified in Paragraph 13.

"Local Business Day," unless otherwise specified in Paragraph 13, has the meaning specified in the Definitions Section of this Agreement, except that references to a payment in clause (b) thereof will be deemed to include a Transfer under this Annex.

"Minimum Transfer Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Notification Time" has the meaning specified in Paragraph 13.

"Obligations" means, with respect to a party, all present and future obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

"Other Eligible Support" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"Other Posted Support" means all Other Eligible Support Transferred to the Secured Party that remains in effect for the benefit of that Secured Party.

"Pledgor" means either party, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

"Posted Collateral" means all Eligible Collateral, other property, Distributions, and all proceeds thereof that have been Transferred to or received by the Secured Party under this Annex and not Transferred to the Pledgor pursuant to Paragraph 3(b), 4(d)(ii) or 6(d)(i) or released by the Secured Party under Paragraph 8. Any Interest Amount or portion thereof not Transferred pursuant to Paragraph 6(d)(ii) will constitute Posted Collateral in the form of Cash.

"Posted Credit Support" means Posted Collateral and Other Posted Support.

"Recalculation Date" means the Valuation Date that gives rise to the dispute under Paragraph 5; provided, however, that if a subsequent Valuation Date occurs under Paragraph 3 prior to the resolution of the dispute, then the "Recalculation Date" means the most recent Valuation Date under Paragraph 3.

"Resolution Time" has the meaning specified in Paragraph 13.

"Return Amount" has the meaning specified in Paragraph 3(b).

"Secured Party" means either party, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

"Specified Condition" means, with respect to a party, any event specified as such for that party in Paragraph 13.

"Substitute Credit Support" has the meaning specified in Paragraph 4(d)(i).

"Substitution Date" has the meaning specified in Paragraph 4(d)(ii). "Threshold" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Transfer" means, with respect to any Eligible Credit Support, Posted Credit Support or Interest Amount, and in accordance with the instructions of the Secured Party, Pledgor or Custodian, as applicable:

    (i) in the case of Cash, payment or delivery by wire transfer into one or more bank accounts specified by the recipient;

    (ii) in the case of certificated securities that cannot be paid or delivered by book-entry, payment or delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient;

    (iii) in the case of securities that can be paid or delivered by book-entry, the giving of written instructions to the relevant depository institution or other entity specified by the recipient, together with a written copy thereof to the recipient, sufficient if complied with to result in a legally effective transfer of the relevant interest to the recipient; and

    (iv) in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

"Valuation Agent" has the meaning specified in Paragraph 13.

"Valuation Date" means each date specified in or otherwise determined pursuant to Paragraph 13.

"Valuation Percentage" means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

"Valuation Time" has the meaning specified in Paragraph 13.

"Value" means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

    (i)  Eligible Collateral or Posted Collateral that is:

         (A)  Cash, the amount thereof; and

         (B) a security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

    (ii) Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

    (iii) Other Eligible Support and Other Posted Support, as specified in Paragraph 13.


                                                 Credit Support Annex (con't)
                                                 ----------------------------


Paragraph 13. Elections and Variables

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes the following additional obligations with respect to MSCS and the Trust: None.

(b)        Credit Support Obligations.

           (i) "Delivery Amount," "Return Amount" and "Credit Support Amount" each has the meaning specified in Paragraph 3.

           (ii) Eligible Collateral. The following items will qualify as "Eligible Collateral" for MSCS:


                             ----------------------------------------------------------------------------------------------
                                                                                                            Valuation
                                                 Eligible Collateral                         MSCS           Percentage
                             ----------------------------------------------------------------------------------------------
                  (A)        Cash                                                             [X]              100%
                  (B)        Treasury Securities with a remaining maturity of 52 weeks        [X]               97%
                             or less
                  (C)        Treasury Securities with a remaining maturity of more than       [X]               93%
                             52 weeks but no more than 5 years
                  (D)        Treasury Securities with a remaining maturity of more than       [X]               92%
                             5 years but no more than 10 years
                  (E)        Treasury Securities with a remaining maturity of more than       [X]               88%
                             10 years but no more than 20 years
                  (F)        Treasury Securities with a remaining maturity of more than       [X]              80.5%
                             20 years but no more than 30 years
                  (G)        Agency Notes with a remaining maturity of no more than 15        [X]               87%
                             years
                  (H)        Agency Notes with a remaining maturity of more than 15           [X]              78.5%
                             years but no more than 30 years
                  (I)        Commercial Paper rated "A-1+" by S&P and "P-1" by Moody's        [X]              96.5%
                  (J)        Commercial Paper rated "A-1" by S&P and P-1 by Moody's,          [X]              96.5%
                             with a remaining maturity of 180 days or less
                  (K)        Commercial Paper rated "A-1" by S&P and "P-1" by Moody's,        [X]               94%
                             with a remaining maturity of more than 180 days or but no
                             more than 360 days
                  (L)        Corporate Bonds with a long-term, senior, unsecured,             [X]               66%
                             unsubordinated debt rating as to principal and interest of
                             "AAA" and "Aaa" by S&P and Moody's other than the
                             Corporate Bonds Corporate Bonds rated "AAA" by S&P or
                             "Aaa" by Moody's held in the Trust's portfolio


           (iii)  Other Eligible Support: Not applicable.

           (iv)   Thresholds.

                  (1) "Independent Amount" means with respect to MSCS, zero; provided, however, if MSCS is downgraded (or on watch for downgrade by Moody's) (as described in Part 1(o) of the Schedule) and is required to post collateral pursuant to the terms of Part 1(o), then the "Independent Amount" with respect to MSCS, shall be the aggregate of any Transaction Independent Amounts in respect of all Transactions outstanding at that time.

                        "Transaction Independent Amount" shall mean
                        (unless otherwise agreed by the Rating
                        Agencies) 1% of the Notional Amount of each Transaction.

                  (2) "Threshold" means with respect to MSCS: Infinite; provided, however if MSCS is downgraded (or on watch for downgrade by Moody's) (as described in Part 1(o) of the Schedule) and is required to post collateral pursuant to the terms of Part 1(o), then the "Threshold" with respect to MSCS, shall be zero (unless otherwise agreed by the Rating Agencies);

                        "Threshold" means with respect to the Trust: Infinite.

                  (3)   "Minimum Transfer Amount" means with respect to MSCS:
                        USD 100,000; and with respect to the Trust: USD 100,000; provided, however, that if such party is a Defaulting Party at the time, "Minimum Transfer Amount" shall mean zero with respect to such party.

                  (4) Rounding. The Delivery Amount and the Return Amount will not be rounded up or down.

(c)        Valuation and Timing.

           (i)    "Valuation Agent" means MSCS.

           (ii) "Valuation Date" means each New York Banking Day (as defined in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. ("ISDA") without regard to any amendment after the date hereof) (the "ISDA Definitions").

           (iii) "Valuation Time" means the close of business in New York on the New York Banking Day before the Valuation Date or date of calculation, as applicable, or any time on the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

           (iv) "Notification Time" means 1:00 p.m., New York time, on a Local Business Day.

(d) Conditions Precedent and Secured Party's Rights and Remedies. The following Termination Events will be a "Specified Condition" for the party specified (that party being the Affected Party of the Termination Event occurs with respect to that party): Not Applicable.

(e)        Substitution.

           (i) "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

           (ii) Consent. The Pledgor need not obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d).

(f)        Dispute Resolution.

           (i) "Resolution Time" means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

           (ii) Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support or of any Transfer of Eligible Credit Support or Posted Credit Support, as the case may be, will be calculated by the Valuation Agent in accordance with standard market practice using third party sources (such as, by way of example only, Bloomberg or Reuters) where available.

           (iii)  Alternative. The provisions of Paragraph 5 will apply.

(g)        Holding and Using Posted Collateral.

           (i) Eligibility to Hold Posted Collateral; Custodian. The Trust and its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

                  (1)    The Trust is not a Defaulting Party.

                  (2) Posted Collateral may be held only in the following jurisdictions: New York

                  Initially, the Custodian for the Trust is Bank of Tokyo-Mitsubishi Trust Company.

           (ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply.

(h)        Distributions and Interest Amount.

           (i) "Interest Rate". The "Interest Rate" shall be as agreed by both parties at the time of Transfer of Posted Collateral in the form of cash.

           (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the last Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of cash in the relevant currency is Transferred to the Pledgor pursuant to Paragraph 3(b).

           (iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i)        Additional Representation(s).

(j) Other Eligible Support and Other Posted Support. "Value" and "Transfer" with respect to Other Eligible Support and Other Posted Support each means: Not applicable.

(k)        Demands and Notices

           All demands, specifications and notices to MSCS under this Annex will be made to:

           Morgan Stanley Capital Services Inc
           1585 Broadway
           3rd Fl. - FID Controllers
           New York, NY 10036
           Attn: FID Collateral Manager
           Telephone No.: (212) 761 - 2628
           Facsimile No.:  (212) 761 0580
           Email: nydpgcoll@msdw.com

           and all demands, specifications and notices to the Trust under this Annex will be made to:

           MMCA Auto Owner Trust 2002-5
           c/o Wilmington Trust Company,
              as Owner Trustee
           Rodney Square North
           1100 North Market Street
           Wilmington, Delaware 19890-0001
           Attention: Corporate Trust Administration
           Telephone No.: (302) 651-1834
           Facsimile No.: (302) 651-1576

           provided that any demand, specification or notice may be made by telephone ("Telephone Notice") between employees of each party if such Telephone Notice is confirmed by a subsequent written instruction (which may be delivered via facsimile or email) by the close of business on the same day that such Telephone Notice is given.

(l)        Addresses for Transfers.

           MSCS:

           Cash:     CITIBANK, New York
           ABA No.:      021 000 089
           Account No.:  4072 - 4601

           Treasury Securities
           and Agency Notes:   Bank of New York, New York/Morgan Stanley &
                               Co. Incorporated
           ABA No.:  021000018

           Other Forms of Eligible Collateral: As provided by MSCS.

           The Trust:

           Cash:     Bank of Tokyo-Mitsubishi Trust Company, New York, NY
           ABA No.:      26009687
           Account No.:  26023814

           DTC Eligible Securities:

           To be provided by the Trust.

(m)        Other Provisions.

           Notwithstanding any other provision in this Agreement to the contrary, no full or partial failure to exercise and no delay in exercising, on the part of MSCS or the Trust, any right, remedy, power or privilege permitted hereunder shall operate in any way as a waiver thereof by such party, including without limitation any failure to exercise or any delay in exercising to any or to the full extent of such party's rights with respect to transfer timing pursuant to Paragraph 4(b), regardless of the frequency of such failure or delay.

(n) Agreement as to Single Secured Party and Pledgor. MSCS and the Trust agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph 1(b) or Paragraph 2 or the definitions of Paragraph 12, (a) the term "Secured Party" as used in this Annex shall mean only the Trust, (b) the term "Pledgor" as used in this Annex shall mean only MSCS, (c) only MSCS makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in paragraph 9 and (d) only MSCS will be required to make Transfers of Eligible Credit Support hereunder.

(o)        Additional Definitions.

           "Agency Notes" means U.S. Dollar-denominated fixed rate, non-amortising, non-mortgage-backed, senior debt securities of fixed maturity, rated "Aaa" by Moody's and "AAA" by S&P issued by any of the Federal Home Loan Banks (including their consolidated obligations issued through the Office of Finance of the Federal Home Loan Bank System), the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal Farm Credit Bank.

           "Commercial Paper" means U.S. Dollar-denominated commercial paper issued by a corporation, finance company, partnership or limited liability company.

           "Corporate Bonds" means U.S. Dollar-denominated debt securities, which provides for periodic interest payments in cash over the life of the security and principal payments upon maturity or redemption, as applicable, with a remaining maturity of 30 years or less issued by an entity other than an Agency or the U.S. Treasury Department.

           "Rating Agencies" shall mean Fitch Ratings (and any successor or successors thereto), Moody's (and any successor or successors thereto) and S&P (and any successor or successors thereto).

           "Treasury Securities" means U.S. Dollar-denominated senior debt securities of the United States of America issued by the U.S. Treasury Department and backed by the full faith and credit of the United States of America.


                     IN WITNESS WHEREOF, the parties have executed this Credit Support Annex by their duly authorized officers as of the date hereof.


                                       MORGAN STANLEY CAPITAL SERVICES INC.



                                       By: /s/ Renata C. Mulder
                                           ------------------------------------
                                           Name: Renata Cioth Mulder
                                           Title: Vice President
                                           Date: December 18, 2002


                                           MMCA AUTO OWNER TRUST 2002-5
                                           By: WILMINGTON TRUST COMPANY,
                                           not in its individual capacity
                                           nor as a principal to this
                                           Agreement, but solely as
                                           Owner Trustee


                                       By: /s/ Anita E. Dallago
                                           ------------------------------------
                                           Name: Anita E. Dallago
                                           Title: Senior Financial Services
                                                  Officer
                                           Date: December 18, 2002




Class A-2 Notes Swap Confirmation
---------------------------------
                                                          December 18, 2002

To:              Morgan Stanley Capital Services Inc.
                 1585 Broadway
                 New York, New York 10036
                 Attention:  Nina Coleman Simmons
                 Tel:  (212) 761-2533
                 Fax:  (212) 761-0162

From:            MMCA Auto Owner Trust 2002-5
                 c/o Wilmington Trust Company,
                    as Owner Trustee
                 Rodney Square North
                 1100 North Market Street
                 Wilmington, Delaware 19890-0001
                 Attention: Corporate Trust Administration
                 Tel:  (302) 651-1834
                 Fax:  (302) 651-1576

Re: Confirmation Relating to MMCA 2002-5 Class A-2 Notes Interest Rate Swap MSCS Reference No. ARK0Y


Ladies and Gentlemen:

                      The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Morgan Stanley Capital Services Inc. ("MSCS") and MMCA Auto Owner Trust 2002-5 (the "Trust") on the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

                      The definitions and provisions contained in the 2000 ISDA Definitions, together with the Annex to the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. For these purposes, all references in those Definitions to a "Transaction" shall be deemed to apply to the Transaction referred to herein. In the event of any inconsistency between the Definitions and this Confirmation, the terms of this Confirmation shall govern.

                       This Confirmation supplements, forms part of and is subject to the ISDA Master Agreement, dated December 18, 2002, as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in or incorporated by reference in the Agreement upon its execution will govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

                     The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:                 December 10, 2002.

Effective Date:             December 18, 2002.

Notional Amount:            The Notional Amount initially shall equal
                            $110,000,000 and for any subsequent Calculation
                            Period shall be equal to the aggregate principal balance of the Class A-2 Notes on the first day of such Calculation Period. The Trust shall determine the Notional Amount for each Calculation Period and shall notify MSCS of such determination by the 15th day of the calendar month in which such Calculation Period begins; provided, however, unless otherwise agreed, if such notification is not received by the 12th day of the calendar month in which such Calculation Period ends, the Notional Amount for any Calculation Period shall be the amount set forth on the attached Schedule
                            1.

                            Notional Amount determinations shall be provided to MSCS via telephone to the Fixed Income Derivatives Corporate Desk (as specified below) and confirmed in writing to each of the following:

                                  Fixed Income Derivatives (Corporate Desk)
                                  Attention: Greg Glickman
                                  Tel: (212) 761-2606
                                  Fax: (212) 761-0268
                                  Email: greg.glickman@morganstanley.com

                                  Heidi Ho
                                  Tel: (212) 761 2558
                                  Fax: (212) 761 0268
                                  Email: heidi.ho@morganstanley.com

                                  Fixed Income Derivatives (Swaps Trading Desk)
                                  Attention: Andrew Gardner
                                  Tel: (212) 761-0337
                                  Fax: (212) 761-2502
                                  Email: andy.gardner@morganstanley.com

                                  Leigh Katz
                                  Tel: (212) 761 2614
                                  Fax: (212) 507 3518
                                  Email: leigh.katz@morganstanley.com

                                  MSCS Operations Contact (see below)

Termination Date:           The date on which the aggregate outstanding
                            principal balance of the Class A-2 Notes has been reduced to zero, or the Fixed Rate Payer Payment
                            Date occurring in February 2006, whichever is the earlier.

Fixed Amounts:

      Fixed Rate Payer:      The Trust.

      Fixed Rate Payer
      Payment Dates:        The 15th day of each calendar month commencing on
                            January 15, 2003, up to and including the Termination Date, subject to adjustment in accordance with the Following Business Day
                            Convention.

      Period End Date:      Not Adjusted (the 14th day of each calendar month).

      Fixed Rate:            1.961%.

      Fixed Rate
      Day Count Fraction:    30/360.

Floating Amounts:

      Floating Rate Payer:   MSCS.

      Floating Rate Payer
      Payment Dates:        The 15th day of each calendar month commencing on
                            January 15, 2003, up to and including the Termination Date, subject to adjustment in accordance with the Following Business Day
                            Convention.

      Period End Date:      The 15th day of each calendar month, subject to
                            adjustment in accordance with the Modified
                            Following Business Day Convention.

      Floating Rate Option: USD-LIBOR-BBA. Notwithstanding Section 7.1 of the
                            Definitions, the Floating Rate shall be determined on the day that is two New York and London Banking Days prior to the Reset Date. The rate determined in accordance with the Floating Rate Option shall be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001).

      Designated Maturity:  One month.

      Spread:               0.20%.

      Floating Rate
      Day Count Fraction:   Actual/360.

      Floating Rate
      for Initial
      Calculation Period:   1.42% (excluding spread).

      Reset Dates:          The first day of each Floating Rate Payer
                            Calculation Period.

Business Days:              New York, New York, Wilmington, Delaware
                            and Los Angeles, California.

Account Details:

      Payments to MSCS:     Citibank, New York
                            ABA #: 021000089
                            For: Morgan Stanley Capital Services Inc.
                            Account #: 40724601

      Payments to the
      Trust:                Bank of Tokyo-Mitsubishi Trust Company
                            New York, NY
                            ABA #: 26009687
                            Account #: 26023814

Misc.

      MSCS Operations
      Contact:              Jean Barnum
                            Tel: (212) 761-4662
                            Fax: (212) 537-1864

      Calculation Agent:    MSCS.



                      Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

                                         Best Regards,

                                         MMCA AUTO OWNER TRUST 2002-5

                                         By: WILMINGTON TRUST COMPANY,
                                             not in its individual capacity
                                             nor as a principal to this
                                             Agreement, but solely as Owner
                                             Trustee



                                         By:  /s/ Kathleen A. Pedelini
                                              ---------------------------------
                                              Name:  Kathleen A. Pedelini
                                              Title:  Financial Services Officer



Accepted and confirmed as of the Trade Date written above:

MORGAN STANLEY CAPITAL SERVICES INC.



By:  /s/ Nina C. Simmons
     -----------------------------------
     Name:  Nina C. Simmons
     Title:  Vice President


                                                                   Schedule 1
                                                                   ----------

---------------------------------------------------------------------
       Start:                End:            A-2 Notional Balance
---------------------------------------------------------------------
      12/18/02              1/15/03                   $  110,000,000
---------------------------------------------------------------------
       1/15/03              2/15/03                   $  110,000,000
---------------------------------------------------------------------
       2/15/03              3/15/03                   $  110,000,000
---------------------------------------------------------------------
       3/15/03              4/15/03                   $  110,000,000
---------------------------------------------------------------------
       4/15/03              5/15/03                   $  110,000,000
---------------------------------------------------------------------
       5/15/03              6/15/03                   $  110,000,000
---------------------------------------------------------------------
       6/15/03              7/15/03                   $  108,211,342
---------------------------------------------------------------------
       7/15/03              8/15/03                   $   99,812,288
---------------------------------------------------------------------
       8/15/03              9/15/03                   $   92,237,573
---------------------------------------------------------------------
       9/15/03             10/15/03                   $   84,972,864
---------------------------------------------------------------------
      10/15/03             11/15/03                   $   77,307,434
---------------------------------------------------------------------
      11/15/03             12/15/03                   $   69,070,446
---------------------------------------------------------------------
      12/15/03              1/15/04                   $   60,937,159
---------------------------------------------------------------------
       1/15/04              2/15/04                   $   52,120,045
---------------------------------------------------------------------
       2/15/04              3/15/04                   $   41,562,717
---------------------------------------------------------------------
       3/15/04              4/15/04                   $   28,423,303
---------------------------------------------------------------------
       4/15/04              5/15/04                   $   16,534,225
---------------------------------------------------------------------
       5/15/04              6/15/04                    $   6,801,165
---------------------------------------------------------------------




Class A-3 Notes Swap Confirmation
---------------------------------
                                                          December 18, 2002

To:              Morgan Stanley Capital Services Inc.
                 1585 Broadway
                 New York, New York 10036
                 Attention:  Nina Coleman Simmons
                 Tel:  (212) 761-2533
                 Fax:  (212) 761-0162

From:            MMCA Auto Owner Trust 2002-5
                 c/o Wilmington Trust Company,
                    as Owner Trustee
                 Rodney Square North
                 1100 North Market Street
                 Wilmington, Delaware 19890-0001
                 Attention: Corporate Trust Administration
                 Tel:  (302) 651-1834
                 Fax:  (302) 651-1576

Re:              Confirmation Relating to MMCA 2002-5 Class A-3 Notes Interest
                 Rate Swap
                 MSCS Reference No. ARK10


Ladies and Gentlemen:

                      The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Morgan Stanley Capital Services Inc. ("MSCS") and MMCA Auto Owner Trust 2002-5 (the "Trust") on the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

                      The definitions and provisions contained in the 2000 ISDA Definitions, together with the Annex to the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. For these purposes, all references in those Definitions to a "Transaction" shall be deemed to apply to the Transaction referred to herein. In the event of any inconsistency between the Definitions and this Confirmation, the terms of this Confirmation shall govern.

                       This Confirmation supplements, forms part of and is subject to the ISDA Master Agreement, dated December 18, 2002, as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in or incorporated by reference in the Agreement upon its execution will govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

                     The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:                 December 10, 2002.

Effective Date:             December 18, 2002.

Notional Amount:            The Notional Amount initially shall equal
                            $89,000,000 and for any subsequent Calculation
                            Period shall be equal to the aggregate principal balance of the Class A-3 Notes on the first day of such Calculation Period. The Trust shall determine the Notional Amount for each Calculation Period and shall notify MSCS of such determination by the 15th day of the calendar month in which such Calculation Period begins; provided, however, unless otherwise agreed, if such notification is not received by the 12th day of the calendar month in which such Calculation Period ends, the Notional Amount for any Calculation Period shall be the amount set forth on the attached Schedule 1.

                            Notional Amount determinations shall be provided to MSCS via telephone to the Fixed Income Derivatives Corporate Desk (as specified below) and confirmed in writing to each of the following:

                                  Fixed Income Derivatives (Corporate Desk)
                                  Attention: Greg Glickman
                                  Tel: (212) 761-2606
                                  Fax: (212) 761-0268
                                  Email: greg.glickman@morganstanley.com

                                  Heidi Ho
                                  Tel: (212) 761 2558
                                  Fax: (212) 761 0268
                                  Email: heidi.ho@morganstanley.com

                                  Fixed Income Derivatives (Swaps Trading Desk)
                                  Attention: Andrew Gardner
                                  Tel: (212) 761-0337
                                  Fax: (212) 761-2502
                                  Email: andy.gardner@morganstanley.com

                                  Leigh Katz
                                  Tel: (212) 761 2614
                                  Fax: (212) 507 3518
                                  Email: leigh.katz@morganstanley.com

                                  MSCS Operations Contact (see below)

Termination Date:           The date on which the aggregate outstanding
                            principal balance of the Class A-3 Notes has been reduced to zero, or the Fixed Rate Payer Payment
                            Date occurring in May 2007, whichever is the earlier.

Fixed Amounts:

      Fixed Rate Payer:     The Trust.

      Fixed Rate Payer
      Payment Dates: The 15th day of each calendar month commencing on January 15, 2003, up to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

      Period End Date:      Not Adjusted (the 14th day of each calendar month).

      Fixed Rate:           2.645%.

      Fixed Rate
      Day Count Fraction:   30/360.

Floating Amounts:

      Floating Rate Payer:  MSCS.

      Floating Rate Payer
      Payment Dates: The 15th day of each calendar month commencing on January 15, 2003, up to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

      Period End Date:      The 15th day of each calendar month, subject to
                            adjustment in accordance with the Modified
                            Following Business Day Convention.

      Floating Rate Option: USD-LIBOR-BBA. Notwithstanding Section 7.1 of the
                            Definitions, the Floating Rate shall be determined on the day that is two New York and London Banking Days prior to the Reset Date. The rate determined in accordance with the Floating Rate Option shall be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001).

      Designated Maturity:   One month.

      Spread:                0.30%.

      Floating Rate
      Day Count Fraction:    Actual/360.

      Floating Rate for
      Initial Calculation
      Period:               1.42% (excluding spread).

      Reset Dates:          The first day of each Floating Rate Payer
                            Calculation Period.

Business Days:              New York, New York, Wilmington, Delaware
                            and Los Angeles, California.

Account Details:

      Payments to MSCS:     Citibank, New York
                            ABA #: 021000089
                            For: Morgan Stanley Capital Services Inc.
                            Account #: 40724601

      Payments to
      the Trust:            Bank of Tokyo-Mitsubishi Trust Company
                            New York, NY
                            ABA #: 26009687
                            Account #: 26023814

Misc.

      MSCS Operations
      Contact:              Jean Barnum
                             Tel: (212) 761-4662
                             Fax: (212) 537-1864

      Calculation Agent:     MSCS.



                      Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

                                 Best Regards,

                                 MMCA AUTO OWNER TRUST 2002-5

                                 By: WILMINGTON TRUST COMPANY,
                                 not in its individual capacity nor
                                 as a principal to this Agreement,
                                 but solely as Owner Trustee



                                 By:    /s/ Kathleen A. Pedelini
                                        ---------------------------------------
                                        Name:  Kathleen A. Pedelini
                                        Title:  Financial Services Officer



Accepted and confirmed as of the Trade Date written above:

MORGAN STANLEY CAPITAL SERVICES INC.



By:        /s/ Nina C. Simmons
           ---------------------------------
           Name:  Nina C. Simmons
           Title:  Vice President


                                                               Schedule 1
                                                               ----------


---------------------------------------------------------------------
       Start:                End:            A-3 Notional Balance
---------------------------------------------------------------------
      12/18/02              1/15/03        $         89,000,000
---------------------------------------------------------------------
       1/15/03              2/15/03        $         89,000,000
---------------------------------------------------------------------
       2/15/03              3/15/03        $         89,000,000
---------------------------------------------------------------------
       3/15/03              4/15/03        $         89,000,000
---------------------------------------------------------------------
       4/15/03              5/15/03        $         89,000,000
---------------------------------------------------------------------
       5/15/03              6/15/03        $         89,000,000
---------------------------------------------------------------------
       6/15/03              7/15/03        $         89,000,000
---------------------------------------------------------------------
       7/15/03              8/15/03        $         89,000,000
---------------------------------------------------------------------
       8/15/03              9/15/03        $         89,000,000
---------------------------------------------------------------------
       9/15/03             10/15/03        $         89,000,000
---------------------------------------------------------------------
      10/15/03             11/15/03        $         89,000,000
---------------------------------------------------------------------
      11/15/03             12/15/03        $         89,000,000
---------------------------------------------------------------------
      12/15/03              1/15/04        $         89,000,000
---------------------------------------------------------------------
       1/15/04              2/15/04        $         89,000,000
---------------------------------------------------------------------
       2/15/04              3/15/04        $         89,000,000
---------------------------------------------------------------------
       3/15/04              4/15/04        $         89,000,000
---------------------------------------------------------------------
       4/15/04              5/15/04        $         89,000,000
---------------------------------------------------------------------
       5/15/04              6/15/04        $         89,000,000
---------------------------------------------------------------------
       6/15/04              7/15/04        $         87,755,012
---------------------------------------------------------------------
       7/15/04              8/15/04        $         80,089,399
---------------------------------------------------------------------
       8/15/04              9/15/04        $         72,784,422
---------------------------------------------------------------------
       9/15/04             10/15/04        $         65,333,301
---------------------------------------------------------------------
      10/15/04             11/15/04        $         57,994,289
---------------------------------------------------------------------
      11/15/04             12/15/04        $         51,002,785
---------------------------------------------------------------------
      12/15/04              1/15/05        $         43,907,700
---------------------------------------------------------------------
       1/15/05              2/15/05        $         36,613,634
---------------------------------------------------------------------
       2/15/05              3/15/05        $         29,363,509
---------------------------------------------------------------------
       3/15/05              4/15/05        $         22,394,373
---------------------------------------------------------------------
       4/15/05              5/15/05        $         15,599,882
---------------------------------------------------------------------
       5/15/05              6/15/05        $           9,039,256
---------------------------------------------------------------------
       6/15/05              7/15/05        $           2,656,721
---------------------------------------------------------------------






Class A-4 Notes Swap Confirmation
---------------------------------

                                                   December 18, 2002


To:               Morgan Stanley Capital Services Inc.
                  1585 Broadway
                  New York, New York 10036
                  Attention: Nina Coleman Simmons
                  Tel: (212) 761-2533
                  Fax: (212) 761-0162

From:             MMCA Auto Owner Trust 2002-5
                  c/o Wilmington Trust Company,
                    as Owner Trustee
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware 19890-0001
                  Attention: Corporate Trust Administration
                  Tel:  (302) 651-1834
                  Fax:  (302) 651-1576

Re:               Confirmation Relating to MMCA 2002-5 Class A-4
                  Notes Interest Rate Swap
                  MSCS Reference No. ARK12


Ladies and Gentlemen:

                  The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Morgan Stanley Capital Services Inc. ("MSCS") and MMCA Auto Owner Trust 2002-5 (the "Trust") on the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

                  The definitions and provisions contained in the 2000 ISDA Definitions, together with the Annex to the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. For these purposes, all references in those Definitions to a "Transaction" shall be deemed to apply to the Transaction referred to herein. In the event of any inconsistency between the Definitions and this Confirmation, the terms of this Confirmation shall govern.


                  This Confirmation supplements, forms part of and is subject to the ISDA Master Agreement, dated December 18, 2002, as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in or incorporated by reference in the Agreement upon its execution will govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

                  The terms of the particular Transaction to which this Confirmation relates are as follows:


Trade Date:                 December 10, 2002.

Effective Date:             December 18, 2002.

Notional Amount:            The Notional Amount initially shall equal $80,575,000 and for any subsequent
                            Calculation Period shall be equal to the aggregate principal balance of the
                            Class A-4 Notes on the first day of such Calculation Period. The Trust shall determine the Notional Amount for each Calculation Period and shall notify
                            MSCS of such determination by the 15th day of the calendar month in which such Calculation Period begins; provided, however, unless otherwise agreed, if such notification is not received by the 12th day of the calendar month in which such Calculation Period ends, the Notional Amount for any Calculation
                            Period shall be the amount set forth on the attached Schedule 1.

                            Notional Amount determinations shall be provided to MSCS via telephone to the
                            Fixed Income Derivatives Corporate Desk (as specified below) and confirmed in writing to each of the following:

                                  Fixed Income Derivatives (Corporate Desk)
                                  Attention: Greg Glickman
                                  Tel: (212) 761-2606
                                  Fax: (212) 761-0268
                                  Email: greg.glickman@morganstanley.com

                                  Heidi Ho
                                  Tel: (212) 761 2558
                                  Fax: (212) 761 0268
                                  Email: heidi.ho@morganstanley.com

                                  Fixed Income Derivatives (Swaps Trading Desk)
                                  Attention: Andrew Gardner
                                  Tel: (212) 761-0337
                                  Fax: (212) 761-2502
                                  Email: andy.gardner@morganstanley.com

                                  Leigh Katz
                                  Tel: (212) 761 2614
                                  Fax: (212) 507 3518
                                  Email: leigh.katz@morganstanley.com

                                  MSCS Operations Contact (see below)


Termination Date:           The date on which the aggregate outstanding principal balance of the Class
                            A-4 Notes has been reduced to zero, or the Fixed Rate Payer Payment Date occurring in August 2009, whichever is the earlier.

Fixed Amounts:

      Fixed Rate Payer:     The Trust.

      Fixed Rate Payer
      Payment Dates:        The 15th day of each calendar month commencing on January 15, 2003, up to and including the Termination Date, subject to adjustment in accordance with the
                            Following Business Day Convention.

      Period End Date:      Not Adjusted (the 14th day of each calendar month).

      Fixed Rate:           3.398%.

      Fixed Rate
      Day Count Fraction:   30/360.

Floating Amounts:

      Floating Rate Payer:  MSCS.

      Floating Rate
      Payer Payment
      Dates:                The 15th day of each calendar month commencing on January 15, 2003, up to and including the Termination Date, subject to adjustment in accordance with the
                            Following Business Day Convention.

      Period End Date:      The 15th day of each calendar month, subject to adjustment in accordance with the Modified Following Business Day Convention.

      Floating Rate
      Option:               USD-LIBOR-BBA. Notwithstanding Section 7.1 of the Definitions, the Floating
                            Rate shall be determined on the day that is two New York and London Banking
                            Days prior to the Reset Date. The rate determined in accordance with the
                            Floating Rate Option shall be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001).

      Designated Maturity:  One month.

      Spread:               0.45%.

      Floating Rate
      Day Count Fraction:   Actual/360.

      Floating Rate for
      Initial Calculation
      Period:               1.42% (excluding spread).

      Reset Dates:          The first day of each Floating Rate Payer Calculation Period.

Business Days:              New York, New York, Wilmington, Delaware
                            and Los Angeles, California.

Account Details:

      Payments to MSCS:     Citibank, New York
                            ABA #: 021000089
                            For: Morgan Stanley Capital Services Inc.
                            Account #: 40724601

      Payments to
      the Trust:            Bank of Tokyo-Mitsubishi Trust Company
                            New York, NY
                            ABA #: 26009687
                            Account #: 26023814

Misc.

      MSCS Operations
      Contact:              Jean Barnum
                            Tel: (212) 761-4662
                            Fax: (212) 537-1864

                            Calculation Agent:  MSCS.





                  Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

                                    Best Regards,

                                    MMCA AUTO OWNER TRUST 2002-5

                                    By:  WILMINGTON TRUST COMPANY,
                                           not in its individual capacity
                                           nor as a principal to this
                                           Agreement, but solely as Owner
                                           Trustee



                                    By:    /s/ Kathleen A. Pedelini
                                           ------------------------------------
                                           Name:  Kathleen A. Pedelini
                                           Title:  Financial Services Officer



Accepted and confirmed as of the Trade Date written above:

MORGAN STANLEY CAPITAL SERVICES INC.



By:    /s/ Nina C. Simmons
       ---------------------------------
       Name:  Nina C. Simmons
       Title:  Vice President





                                                                   Schedule 1
                                                                   ----------

---------------------------------------------------------------------
       Start:                End:            A-4 Notional Balance
---------------------------------------------------------------------
      12/18/02              1/15/03              $ 80,575,000
---------------------------------------------------------------------
       1/15/03              2/15/03              $ 80,575,000
---------------------------------------------------------------------
       2/15/03              3/15/03              $ 80,575,000
---------------------------------------------------------------------
       3/15/03              4/15/03              $ 80,575,000
---------------------------------------------------------------------
       4/15/03              5/15/03              $ 80,575,000
---------------------------------------------------------------------
       5/15/03              6/15/03              $ 80,575,000
---------------------------------------------------------------------
       6/15/03              7/15/03              $ 80,575,000
---------------------------------------------------------------------
       7/15/03              8/15/03              $ 80,575,000
---------------------------------------------------------------------
       8/15/03              9/15/03              $ 80,575,000
---------------------------------------------------------------------
       9/15/03             10/15/03              $ 80,575,000
---------------------------------------------------------------------
      10/15/03             11/15/03              $ 80,575,000
---------------------------------------------------------------------
      11/15/03             12/15/03              $ 80,575,000
---------------------------------------------------------------------
      12/15/03              1/15/04              $ 80,575,000
---------------------------------------------------------------------
       1/15/04              2/15/04              $ 80,575,000
---------------------------------------------------------------------
       2/15/04              3/15/04              $ 80,575,000
---------------------------------------------------------------------
       3/15/04              4/15/04              $ 80,575,000
---------------------------------------------------------------------
       4/15/04              5/15/04              $ 80,575,000
---------------------------------------------------------------------
       5/15/04              6/15/04              $ 80,575,000
---------------------------------------------------------------------
       6/15/04              7/15/04              $ 80,575,000
---------------------------------------------------------------------
       7/15/04              8/15/04              $ 80,575,000
---------------------------------------------------------------------
       8/15/04              9/15/04              $ 80,575,000
---------------------------------------------------------------------
       9/15/04             10/15/04              $ 80,575,000
---------------------------------------------------------------------
      10/15/04             11/15/04              $ 80,575,000
---------------------------------------------------------------------
      11/15/04             12/15/04              $ 80,575,000
---------------------------------------------------------------------
      12/15/04              1/15/05              $ 80,575,000
---------------------------------------------------------------------
       1/15/05              2/15/05              $ 80,575,000
---------------------------------------------------------------------
       2/15/05              3/15/05              $ 80,575,000
---------------------------------------------------------------------
       3/15/05              4/15/05              $ 80,575,000
---------------------------------------------------------------------
       4/15/05              5/15/05              $ 80,575,000
---------------------------------------------------------------------
       5/15/05              6/15/05              $ 80,575,000
---------------------------------------------------------------------
       6/15/05              7/15/05              $ 80,575,000
---------------------------------------------------------------------
       7/15/05              8/15/05              $ 76,953,342
---------------------------------------------------------------------
       8/15/05              9/15/05              $ 70,990,366
---------------------------------------------------------------------
       9/15/05             10/15/05              $ 65,284,098
---------------------------------------------------------------------
      10/15/05             11/15/05              $ 59,701,314
---------------------------------------------------------------------
      11/15/05             12/15/05              $ 54,218,570
---------------------------------------------------------------------
      12/15/05              1/15/06              $ 48,857,093
---------------------------------------------------------------------
       1/15/06              2/15/06              $ 43,631,835
---------------------------------------------------------------------
       2/15/06              3/15/06              $ 38,531,131
---------------------------------------------------------------------
       3/15/06              4/15/06              $ 33,548,397
---------------------------------------------------------------------
       4/15/06              5/15/06              $ 28,675,643
---------------------------------------------------------------------
       5/15/06              6/15/06              $ 23,923,979
---------------------------------------------------------------------
       6/15/06              7/15/06              $ 19,262,313
---------------------------------------------------------------------
       7/15/06              8/15/06              $ 14,762,659
---------------------------------------------------------------------
       8/15/06              9/15/06              $ 10,412,186
---------------------------------------------------------------------
       9/15/06             10/15/06              $ 6,123,319
---------------------------------------------------------------------
      10/15/06             11/15/06              $ 2,001,530
---------------------------------------------------------------------






Class B Notes Swap Confirmation
-------------------------------
                                                            December 18, 2002

To:               Morgan Stanley Capital Services Inc.
                  1585 Broadway
                  New York, New York 10036
                  Attention:  Nina Coleman Simmons
                  Tel:  (212) 761-2533
                  Fax:  (212) 761-0162

From:            MMCA Auto Owner Trust 2002-5
                 c/o Wilmington Trust Company,
                    as Owner Trustee
                 Rodney Square North
                 1100 North Market Street
                 Wilmington, Delaware 19890-0001
                 Attention: Corporate Trust Administration
                 Tel:  (302) 651-1834
                 Fax:  (302) 651-1576

Re:              Confirmation Relating to MMCA 2002-5 Class B Notes
                  Interest Rate Swap
                  MSCS Reference No. ARK14


Ladies and Gentlemen:

                  The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Morgan Stanley Capital Services Inc. ("MSCS") and MMCA Auto Owner Trust 2002-5 (the "Trust") on the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

                  The definitions and provisions contained in the 2000 ISDA Definitions, together with the Annex to the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. For these purposes, all references in those Definitions to a "Transaction" shall be deemed to apply to the Transaction referred to herein. In the event of any inconsistency between the Definitions and this Confirmation, the terms of this Confirmation shall govern.

                  This Confirmation supplements, forms part of and is subject to the ISDA Master Agreement, dated December 18, 2002, as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in or incorporated by reference in the Agreement upon its execution will govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

                  The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:                     December 10, 2002.

Effective Date:                 December 18, 2002.

Notional Amount:                The Notional Amount initially shall equal $17,271,000 and for any subsequent
                                Calculation Period shall be equal to the aggregate principal balance of the
                                Class B Notes on the first day of such Calculation Period. The Trust shall determine the Notional Amount for each Calculation Period and shall notify
                                MSCS of such determination by the 15th day of the calendar month in which such Calculation Period begins; provided, however, unless otherwise agreed, if such notification is not received by the 12th day of the calendar month in which such Calculation Period ends, the Notional Amount for any Calculation
                                Period shall be the amount set forth on the attached Schedule 1.

                                Notional Amount determinations shall be provided to MSCS via telephone to the
                                Fixed Income Derivatives Corporate Desk (as specified below) and confirmed in writing to each of the following:

                                      Fixed Income Derivatives (Corporate Desk)
                                      Attention: Greg Glickman
                                      Tel: (212) 761-2606
                                      Fax: (212) 761-0268
                                      Email: greg.glickman@morganstanley.com

                                      Heidi Ho
                                      Tel: (212) 761 2558
                                      Fax: (212) 761 0268
                                      Email: heidi.ho@morganstanley.com

                                      Fixed Income Derivatives (Swaps Trading Desk)
                                      Attention: Andrew Gardner
                                      Tel: (212) 761-0337
                                      Fax: (212) 761-2502
                                      Email: andy.gardner@morganstanley.com

                                      Leigh Katz
                                      Tel: (212) 761 2614
                                      Fax: (212) 507 3518
                                      Email: leigh.katz@morganstanley.com

                                      MSCS Operations Contact (see below)

Termination Date:               The date on which the aggregate outstanding principal balance of the Class B
                                Notes has been reduced to zero, or the Fixed Rate Payer Payment Date occurring in August 2009, whichever is the earlier.

Fixed Amounts:

      Fixed Rate Payer:         The Trust.

      Fixed Rate Payer
      Payment Dates:            The 15th day of each calendar month commencing on January 15, 2003, up to and including the Termination Date, subject to adjustment in accordance with the
                                Following Business Day Convention.

      Period End Date:          Not Adjusted (the 14th day of each calendar month).

      Fixed Rate:               3.365%.

      Fixed Rate
      Day Count Fraction:       30/360.

Floating Amounts:

      Floating Rate Payer:      MSCS.

      Floating Rate Payer
      Payment Dates:            The 15th day of each calendar month commencing on January 15, 2003, up to and including the Termination Date, subject to adjustment in accordance with the
                                Following Business Day Convention.

      Period End Date:          The 15th day of each calendar month, subject to adjustment in accordance with the Modified Following Business Day Convention.

      Floating Rate Option:     USD-LIBOR-BBA. Notwithstanding Section 7.1 of the Definitions, the Floating
                                Rate shall be determined on the day that is two New York and London Banking
                                Days prior to the Reset Date. The rate determined in accordance with the
                                Floating Rate Option shall be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001).

      Designated Maturity:      One month.

      Spread:                   0.85%.

      Floating Rate
      Day Count Fraction:       Actual/360.

      Floating Rate
      for Initial
      Calculation Period:       1.42% (excluding spread).

      Reset Dates:              The first day of each Floating Rate Payer Calculation Period.

Business Days:                  New York, New York, Wilmington, Delaware
                                and Los Angeles, California.

Account Details:

      Payments to MSCS:         Citibank, New York
                                ABA #: 021000089
                                For: Morgan Stanley Capital Services Inc.
                                Account #: 40724601

      Payments to the Trust:    Bank of Tokyo-Mitsubishi Trust Company
                                New York, NY
                                ABA #: 26009687
                                Account #: 26023814

Misc.

      MSCS Operations Contact:  Jean Barnum
                                Tel: (212) 761-4662
                                Fax: (212) 537-1864

      Calculation Agent:        MSCS.





                  Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

                                      Best Regards,

                                      MMCA AUTO OWNER TRUST 2002-5

                                      By:  WILMINGTON TRUST COMPANY,
                                             not in its individual capacity
                                             nor as a principal to this
                                             Agreement, but solely as Owner
                                             Trustee



                                      By:    /s/ Kathleen A. Pedelini
                                             ----------------------------------
                                             Name:  Kathleen A. Pedelini
                                             Title:  Financial Services Officer



Accepted and confirmed as of the Trade Date written above:

MORGAN STANLEY CAPITAL SERVICES INC.



By:        /s/ Nina C. Simmons
           ----------------------------------
           Name:  Nina C. Simmons
           Title:  Vice President





                                                               Schedule 1
                                                               ----------
---------------------------------------------------------------------
       Start:                End:             B Notional Balance
---------------------------------------------------------------------
      12/18/02              1/15/03              $ 17,271,000
---------------------------------------------------------------------
       1/15/03              2/15/03              $ 17,271,000
---------------------------------------------------------------------
       2/15/03              3/15/03              $ 17,271,000
---------------------------------------------------------------------
       3/15/03              4/15/03              $ 17,271,000
---------------------------------------------------------------------
       4/15/03              5/15/03              $ 17,271,000
---------------------------------------------------------------------
       5/15/03              6/15/03              $ 17,271,000
---------------------------------------------------------------------
       6/15/03              7/15/03              $ 17,160,504
---------------------------------------------------------------------
       7/15/03              8/15/03              $ 16,641,645
---------------------------------------------------------------------
       8/15/03              9/15/03              $ 16,173,710
---------------------------------------------------------------------
       9/15/03             10/15/03              $ 15,724,926
---------------------------------------------------------------------
      10/15/03             11/15/03              $ 15,251,387
---------------------------------------------------------------------
      11/15/03             12/15/03              $ 14,742,540
---------------------------------------------------------------------
      12/15/03              1/15/04              $ 14,240,098
---------------------------------------------------------------------
       1/15/04              2/15/04              $ 13,695,413
---------------------------------------------------------------------
       2/15/04              3/15/04              $ 13,043,225
---------------------------------------------------------------------
       3/15/04              4/15/04              $ 12,231,525
---------------------------------------------------------------------
       4/15/04              5/15/04              $ 11,497,067
---------------------------------------------------------------------
       5/15/04              6/15/04              $ 10,895,798
---------------------------------------------------------------------
       6/15/04              7/15/04              $ 10,398,740
---------------------------------------------------------------------
       7/15/04              8/15/04              $ 9,925,189
---------------------------------------------------------------------
       8/15/04              9/15/04              $ 9,473,918
---------------------------------------------------------------------
       9/15/04             10/15/04              $ 9,013,618
---------------------------------------------------------------------
      10/15/04             11/15/04              $ 8,560,244
---------------------------------------------------------------------
      11/15/04             12/15/04              $ 8,128,337
---------------------------------------------------------------------
      12/15/04              1/15/05              $ 7,690,032
---------------------------------------------------------------------
       1/15/05              2/15/05              $ 7,239,434
---------------------------------------------------------------------
       2/15/05              3/15/05              $ 6,791,551
---------------------------------------------------------------------
       3/15/05              4/15/05              $ 6,361,027
---------------------------------------------------------------------
       4/15/05              5/15/05              $ 5,941,291
---------------------------------------------------------------------
       5/15/05              6/15/05              $ 5,536,002
---------------------------------------------------------------------
       6/15/05              7/15/05              $ 5,141,715
---------------------------------------------------------------------
       7/15/05              8/15/05              $ 4,753,863
---------------------------------------------------------------------
       8/15/05              9/15/05              $ 4,385,494
---------------------------------------------------------------------
       9/15/05             10/15/05              $ 4,032,985
---------------------------------------------------------------------
      10/15/05             11/15/05              $ 3,688,103
---------------------------------------------------------------------
      11/15/05             12/15/05              $ 3,349,401
---------------------------------------------------------------------
      12/15/05              1/15/06              $ 3,018,191
---------------------------------------------------------------------
       1/15/06              2/15/06              $ 2,695,396
---------------------------------------------------------------------
       2/15/06              3/15/06              $ 2,380,296
---------------------------------------------------------------------
       3/15/06              4/15/06              $ 2,072,483
---------------------------------------------------------------------
       4/15/06              5/15/06              $ 1,771,464
---------------------------------------------------------------------
       5/15/06              6/15/06              $ 1,477,926
---------------------------------------------------------------------
       6/15/06              7/15/06              $ 1,189,947
---------------------------------------------------------------------
       7/15/06              8/15/06               $ 911,977
---------------------------------------------------------------------
       8/15/06              9/15/06               $ 643,222
---------------------------------------------------------------------
       9/15/06             10/15/06               $ 378,274
---------------------------------------------------------------------
      10/15/06             11/15/06               $ 123,646
---------------------------------------------------------------------





Class C Notes Swap Confirmation
-------------------------------
                                                            December 18, 2002

To:               Morgan Stanley Capital Services Inc.
                  1585 Broadway
                  New York, New York 10036
                  Attention:  Nina Coleman Simmons
                  Tel:  (212) 761-2533
                  Fax:  (212) 761-0162

From:            MMCA Auto Owner Trust 2002-5
                 c/o Wilmington Trust Company,
                    as Owner Trustee
                 Rodney Square North
                 1100 North Market Street
                 Wilmington, Delaware 19890-0001
                 Attention: Corporate Trust Administration
                 Tel:  (302) 651-1834
                 Fax:  (302) 651-1576

Re:              Confirmation Relating to MMCA 2002-5 Class C Notes
                  Interest Rate Swap
                  MSCS Reference No. ARK16


Ladies and Gentlemen:

                  The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Morgan Stanley Capital Services Inc. ("MSCS") and MMCA Auto Owner Trust 2002-5 (the "Trust") on the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

                  The definitions and provisions contained in the 2000 ISDA Definitions, together with the Annex to the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. For these purposes, all references in those Definitions to a "Transaction" shall be deemed to apply to the Transaction referred to herein. In the event of any inconsistency between the Definitions and this Confirmation, the terms of this Confirmation shall govern.

                  This Confirmation supplements, forms part of and is subject to the ISDA Master Agreement, dated December 18, 2002, as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in or incorporated by reference in the Agreement upon its execution will govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.


                  The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:                      December 10, 2002.

Effective Date:                  December 18, 2002.

Notional Amount:                 The Notional Amount initially shall equal $24,376,000 and for any subsequent
                                 Calculation Period shall be equal to the aggregate principal balance of the
                                 Class C Notes on the first day of such Calculation Period. The Trust shall determine the Notional Amount for each Calculation Period and shall notify
                                 MSCS of such determination by the 15th day of the calendar month in which such Calculation Period begins; provided, however, unless otherwise agreed, if such notification is not received by the 12th day of the calendar month in which such Calculation Period ends, the Notional Amount for any Calculation
                                 Period shall be the amount set forth on the attached Schedule 1.

                                 Notional Amount determinations shall be provided to MSCS via telephone to the
                                 Fixed Income Derivatives Corporate Desk (as specified below) and confirmed in writing to each of the following:

                                       Fixed Income Derivatives (Corporate Desk)
                                       Attention: Greg Glickman
                                       Tel: (212) 761-2606
                                       Fax: (212) 761-0268
                                       Email: greg.glickman@morganstanley.com

                                       Heidi Ho
                                       Tel: (212) 761 2558
                                       Fax: (212) 761 0268
                                       Email: heidi.ho@morganstanley.com

                                       Fixed Income Derivatives (Swaps Trading Desk)
                                       Attention: Andrew Gardner
                                       Tel: (212) 761-0337
                                       Fax: (212) 761-2502
                                       Email: andy.gardner@morganstanley.com

                                       Leigh Katz
                                       Tel: (212) 761 2614
                                       Fax: (212) 507 3518
                                       Email: leigh.katz@morganstanley.com

                                       MSCS Operations Contact (see below)

Termination Date:                The date on which the aggregate outstanding principal balance of the Class C
                                 Notes has been reduced to zero, or the Fixed Rate Payer Payment Date occurring in August 2009, whichever is the earlier.

Fixed Amounts:

      Fixed Rate Payer:          The Trust.

      Fixed Rate Payer
      Payment Dates:             The 15th day of each calendar month commencing on January 15, 2003, up to and including the Termination Date, subject to adjustment in accordance with the
                                 Following Business Day Convention.

      Period End Date:           Not Adjusted (the 14th day of each calendar month).

      Fixed Rate:                4.688%.

      Fixed Rate
      Day Count Fraction:        30/360.

Floating Amounts:

      Floating Rate Payer:       MSCS.

      Floating Rate Payer
      Payment Dates:             The 15th day of each calendar month commencing on January 15, 2003, up to and including the Termination Date, subject to adjustment in accordance with the
                                 Following Business Day Convention.

      Period End Date:           The 15th day of each calendar month, subject to adjustment in accordance with the Modified Following Business Day Convention.

      Floating Rate Option:      USD-LIBOR-BBA. Notwithstanding Section 7.1 of the Definitions, the Floating
                                 Rate shall be determined on the day that is two New York and London Banking
                                 Days prior to the Reset Date. The rate determined in accordance with the
                                 Floating Rate Option shall be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001).

      Designated Maturity:       One month.

      Spread:                    2.15%.

      Floating Rate
      Day Count Fraction:        Actual/360.

      Floating Rate
      for Initial
      Calculation Period:        1.42% (excluding spread).

      Reset Dates:               The first day of each Floating Rate Payer Calculation Period.

Business Days:                   New York, New York, Wilmington, Delaware
                                 and Los Angeles, California.

Account Details:

      Payments to MSCS:          Citibank, New York
                                 ABA #: 021000089
                                 For: Morgan Stanley Capital Services Inc.
                                 Account #: 40724601

      Payments to the Trust:     Bank of Tokyo-Mitsubishi Trust Company
                                 New York, NY
                                 ABA #: 26009687
                                 Account #: 26023814

Misc.

      MSCS Operations Contact:   Jean Barnum
                                 Tel: (212) 761-4662
                                 Fax: (212) 537-1864

      Calculation Agent:         MSCS.





                  Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

                                      Best Regards,

                                      MMCA AUTO OWNER TRUST 2002-5

                                      By:  WILMINGTON TRUST COMPANY,
                                             not in its individual capacity
                                             nor as a principal to this
                                             Agreement, but solely as Owner
                                             Trustee



                                      By:    /s/ Kathleen A. Pedelini
                                             ----------------------------------
                                             Name:  Kathleen A. Pedelini
                                             Title:  Financial Services Officer



Accepted and confirmed as of the Trade Date written above:

MORGAN STANLEY CAPITAL SERVICES INC.



By:        /s/ Nina C. Simmons
           ---------------------------------
           Name:  Nina C. Simmons
           Title:  Vice President





                                                               Schedule 1
                                                               ----------

---------------------------------------------------------------------
       Start:                End:             C Notional Balance
---------------------------------------------------------------------
      12/18/02              1/15/03              $ 24,376,000
---------------------------------------------------------------------
       1/15/03              2/15/03              $ 24,376,000
---------------------------------------------------------------------
       2/15/03              3/15/03              $ 24,376,000
---------------------------------------------------------------------
       3/15/03              4/15/03              $ 24,376,000
---------------------------------------------------------------------
       4/15/03              5/15/03              $ 24,376,000
---------------------------------------------------------------------
       5/15/03              6/15/03              $ 24,376,000
---------------------------------------------------------------------
       6/15/03              7/15/03              $ 24,220,048
---------------------------------------------------------------------
       7/15/03              8/15/03              $ 23,487,739
---------------------------------------------------------------------
       8/15/03              9/15/03              $ 22,827,303
---------------------------------------------------------------------
       9/15/03             10/15/03              $ 22,193,897
---------------------------------------------------------------------
      10/15/03             11/15/03              $ 21,525,552
---------------------------------------------------------------------
      11/15/03             12/15/03              $ 20,807,373
---------------------------------------------------------------------
      12/15/03              1/15/04              $ 20,098,236
---------------------------------------------------------------------
       1/15/04              2/15/04              $ 19,329,477
---------------------------------------------------------------------
       2/15/04              3/15/04              $ 18,408,989
---------------------------------------------------------------------
       3/15/04              4/15/04              $ 17,263,370
---------------------------------------------------------------------
       4/15/04              5/15/04              $ 16,226,767
---------------------------------------------------------------------
       5/15/04              6/15/04              $ 15,378,147
---------------------------------------------------------------------
       6/15/04              7/15/04              $ 14,676,607
---------------------------------------------------------------------
       7/15/04              8/15/04              $ 14,008,246
---------------------------------------------------------------------
       8/15/04              9/15/04              $ 13,371,329
---------------------------------------------------------------------
       9/15/04             10/15/04              $ 12,721,669
---------------------------------------------------------------------
      10/15/04             11/15/04              $ 12,081,785
---------------------------------------------------------------------
      11/15/04             12/15/04              $ 11,472,199
---------------------------------------------------------------------
      12/15/04              1/15/05              $ 10,853,582
---------------------------------------------------------------------
       1/15/05              2/15/05              $ 10,217,617
---------------------------------------------------------------------
       2/15/05              3/15/05              $ 9,585,482
---------------------------------------------------------------------
       3/15/05              4/15/05              $ 8,977,847
---------------------------------------------------------------------
       4/15/05              5/15/05              $ 8,385,438
---------------------------------------------------------------------
       5/15/05              6/15/05              $ 7,813,421
---------------------------------------------------------------------
       6/15/05              7/15/05              $ 7,256,931
---------------------------------------------------------------------
       7/15/05              8/15/05              $ 6,709,522
---------------------------------------------------------------------
       8/15/05              9/15/05              $ 6,189,613
---------------------------------------------------------------------
       9/15/05             10/15/05              $ 5,692,087
---------------------------------------------------------------------
      10/15/05             11/15/05              $ 5,205,327
---------------------------------------------------------------------
      11/15/05             12/15/05              $ 4,727,289
---------------------------------------------------------------------
      12/15/05              1/15/06              $ 4,259,825
---------------------------------------------------------------------
       1/15/06              2/15/06              $ 3,804,237
---------------------------------------------------------------------
       2/15/06              3/15/06              $ 3,359,509
---------------------------------------------------------------------
       3/15/06              4/15/06              $ 2,925,067
---------------------------------------------------------------------
       4/15/06              5/15/06              $ 2,500,214
---------------------------------------------------------------------
       5/15/06              6/15/06              $ 2,085,919
---------------------------------------------------------------------
       6/15/06              7/15/06              $ 1,679,471
---------------------------------------------------------------------
       7/15/06              8/15/06              $ 1,287,149
---------------------------------------------------------------------
       8/15/06              9/15/06               $ 907,833
---------------------------------------------------------------------
       9/15/06             10/15/06               $ 533,889
---------------------------------------------------------------------
      10/15/06             11/15/06               $ 174,512
---------------------------------------------------------------------